Exhibit 10.3

EMPLOYEE MATTERS AGREEMENT

by and between

CRANE HOLDINGS, CO.

and

CRANE COMPANY

Dated as of

April 3, 2023

EMPLOYEE MATTERS AGREEMENT

THIS EMPLOYEE MATTERS AGREEMENT (this “Agreement”), is entered into as of April 3, 2023, by and between Crane Holdings, Co., a Delaware corporation (“Crane Holdings, Co.” prior to the Distribution (as defined below), and “Crane NXT, Co.” following the Distribution), and Crane Company, a Delaware corporation and a wholly-owned subsidiary of Crane Holdings, Co. (“Crane Company”) (each a “Party” and together, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in Article I hereof.

RECITALS

WHEREAS, Crane Company is a wholly owned subsidiary of Crane Holdings, Co.;

WHEREAS, the Board of Directors of Crane Holdings, Co. (the “Crane Holdings, Co. Board”) has determined that it would be advisable and in the best interests of Crane Holdings, Co. and its stockholders to effectuate the Distribution as described in the Separation and Distribution Agreement between Crane Holdings, Co. and Crane Company, dated as of April 3, 2023 (the “Separation Agreement”), following which Crane Holdings, Co. shall be renamed Crane NXT, Co. and Crane Company will become a separate, independent publicly traded company;

WHEREAS, the Separation Agreement provides, among other things, subject to the terms and conditions thereof, for the Distribution and for the execution and delivery of certain other agreements, including this Agreement, in order to facilitate and provide for the separation of Crane Company and its Subsidiaries from Crane Holdings, Co.;

WHEREAS, in order to ensure an orderly transition under the Separation Agreement, it will be necessary for the Parties to allocate between them assets, liabilities and responsibilities with respect to certain employment, compensation and employee benefit matters; and

WHEREAS, the Parties acknowledge that this Agreement, the Separation Agreement and the other Ancillary Agreements represent the integrated agreement of Crane Holdings, Co. and Crane Company relating to the separation of Crane Company and its Subsidiaries from Crane Holdings, Co. and the Distribution, are being entered into together and would not have been entered into independently.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Separation Agreement. For purposes of this Agreement, the following terms shall have the meanings set forth below.

“Affiliate” has the meaning set forth in the Separation Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement and shall include all Schedules hereto and all amendments, modifications and changes hereto and thereto entered into in accordance with Section 11.9.

“Ancillary Agreements” has the meaning set forth in the Separation Agreement.

“Benefit Arrangement” means any contract, agreement, policy, practice, program, plan, trust or arrangement (other than any Welfare Plan, any Pension Plan or any bonus, stock-based compensation or other form of incentive compensation), providing for benefits, perquisites or compensation of any nature to any Employee, or to any family member, dependent or beneficiary of any such Employee, including travel and accident, tuition reimbursement, vacation, sick, personal or bereavement days, and holidays.

“Business Day” has the meaning set forth in the Separation Agreement.

“Business Entity” has the meaning set forth in the Separation Agreement.

“COBRA” means the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as codified at Part 6 of Subtitle B of Title I of ERISA and at Code Section 4980B, as amended, and the regulations provided thereunder.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Confidential Information” has the meaning set forth in the Separation Agreement.

“Crane Company” has the meaning set forth in the recitals to this Agreement.

“Crane Company Adjustment Ratio” means the quotient, obtained by dividing (a) the Post-Distribution Crane Company Stock Value, by (b) the Crane Holdings, Co. Stock Value.

“Crane Company Benefit Arrangement” means any Benefit Arrangement sponsored or maintained by a member of the Crane Company Group immediately prior to the Effective Time.

“Crane Company Board” means the Board of Directors of Crane Company.

“Crane Company Common Stock” means the common stock of Crane Company, par value $1.00 per share.

“Crane Company Compensation Committee” means the Management Organization and Compensation Committee of the Crane Company Board.

“Crane Company DSU Award” means an award of deferred stock units relating to Crane Company Shares as described in Section 3.4.

“Crane Company Employee” means any individual who is employed by a member of the Crane Company Group immediately after the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury or leave of absence approved or otherwise taken in accordance with applicable Law).

“Crane Company Equity Compensation Awards” means (a) Crane Company DSU Awards; (b) Crane Company TRSU Awards; (c) Crane Company PRSU Awards; and (d) Crane Company Option Awards.

“Crane Company Executive Officer” means a Crane Company Employee who, immediately after the Effective Time, is an “officer” of Crane Company who is subject to the reporting requirements of Section 16 of the Exchange Act.

“Crane Company FSA” has the meaning set forth in Section 7.3(b).

“Crane Company Group” means, collectively Crane Company and (a) each Person that is a direct or indirect Subsidiary (or minority investment) of Crane Company immediately prior to the Effective Time (but after giving effect to the Internal Reorganization), and (b) each Person that is or becomes a direct or indirect Subsidiary (or minority investment) of Crane Company after the Effective Time.

“Crane Company Independent Contractor” has the meaning set forth in Section 2.3(b).

“Crane Company Individual Agreement” has the meaning set forth in Section 10.1(a).

“Crane Company Legacy Award Holder” means the holder of one or more Crane Holdings, Co. Equity Compensation Awards under any of the Crane Holdings, Co. Stock Incentive Plans, who is a Former Crane Company Employee (or the beneficiary or assignee of a Former Crane Company Employee).

“Crane Company Non-Employee Director” means a member of the Crane Company Board (including any Crane Company Transferred Non-Employee Director) who is not a Crane Company Employee.

“Crane Company Non-U.S. Pension Plans” has the meaning set forth in Section 5.3(a).

“Crane Company Non-U.S. Savings Plans” has the meaning set forth in Section 6.4(a).

“Crane Company Option Award” means an award of options to purchase Crane Company Shares.

“Crane Company Pension Plans” means the defined benefit retirement plans sponsored and maintained by any one or more members of the Crane Company Group immediately prior to the Effective Time, including the Pension Plan for All Eligible Employees of Crane Co.; the Crane Australia Pty Ltd Superannuation Fund; the Pension Plan for Employees of Xomox, a Division of Crane Canada Co.; the Xomox International GmbH & Co. Lindau Pension Plan; the Barksdale Control Products GmbH; the Interpoint Taiwan Corp. Retirement Benefit Plan; the Crane Pension Scheme; and the Crane Flow Saunders Pension Scheme.

“Crane Company PRSU Award” means an award of performance-based restricted stock units relating to Crane Company Shares.

“Crane Company Restoration Plan” means any benefit restoration plan sponsored or maintained by any one or more members of the Crane Company Group immediately prior to the Effective Time, including the Crane Co. Pension Benefit Equalization Plan.

“Crane Company Savings Plans” means the defined contribution retirement plans sponsored and maintained by any one or more members of the Crane Company Group immediately prior to the Effective Time, including the Crane Company U.S. Savings Plan, the Canada Group Retirement Savings Plan (RSP) and Group Deferred Profit Sharing Plan (DPSP) and the Crane Group Personal Pension Plan.

“Crane Company Share” means a share of Crane Company Common Stock.

“Crane Company Stock Incentive Plan” means the plan or plans adopted by Crane Company and approved by Crane Holdings, Co., as sole stockholder of Crane Company prior to the Distribution, including the Crane Company 2023 Stock Incentive Plan, under which the Crane Company equity-based awards described in Article III shall be issued.

“Crane Company Transferred Non-Employee Director” means each Crane Company Non-Employee Director immediately after the Effective Time, who served on the Crane Holdings, Co. Board immediately prior to the Effective Time.

“Crane Company TRSU Award” means an award of time-based restricted stock units relating to Crane Company Shares.

“Crane Company U.S. Pension Plan” means the Pension Plan for All Eligible Employees of Crane Co.

“Crane Company U.S. Savings Plan” means the Amended and Restated Crane Co. Savings and Investment Plan.

“Crane Company U.S. Savings Plan Beneficiaries” has the meaning set forth in Section 6.2(b).

“Crane Company Welfare Plan” means any Welfare Plan sponsored or maintained by any one or more members of the Crane Company Group immediately prior to the Effective Time.

“Crane Currency SERP” means the Crane Currency Supplemental Executive Retirement Plan (formerly known as the “Crane & Co., Inc. Supplemental Executive Retirement Plan”).

“Crane Holdings, Co.” has the meaning set forth in the preamble to this Agreement; provided, however, that from and after the Effective Time, references to “Crane Holdings, Co.” shall mean “Crane NXT, Co.”

“Crane Holdings, Co. Benefit Arrangement” means any Benefit Arrangement sponsored or maintained by a member of the Crane NXT Group immediately prior to the Effective Time.

“Crane Holdings, Co. Board” has the meaning set forth in the recitals to this Agreement.

“Crane Holdings, Co. Common Stock” means the common stock of Crane Holdings, Co., par value $1.00 per share.

“Crane Holdings, Co. Compensation Committee” means the Management Organization and Compensation Committee of the Crane Holdings, Co. Board.

“Crane Holdings, Co. DSU Award” means an award of deferred stock units relating to Crane Holdings, Co. Shares granted pursuant to the Crane Holdings, Co. Stock Incentive Plans that is outstanding immediately prior to the Effective Time.

“Crane Holdings, Co. Equity Compensation Awards” means (a) Crane Holdings, Co. DSU Awards; (b) Crane Holdings, Co. TRSU Awards; (c) Crane Holdings, Co. PRSU Awards; and (d) Crane Holdings, Co. Option Awards, collectively.

“Crane Holdings, Co. Executive Officer” means an individual who, immediately prior to the Effective Time, was an “officer” of Crane Holdings, Co. who was subject to the reporting requirements of Section 16 of the Exchange Act.

“Crane Holdings, Co. Non-Employee Director” means a member of the Crane Holdings, Co. Board at any time prior to the Effective Time, who was not an employee of Crane Holdings, Co. or its Affiliates.

“Crane Holdings, Co. Option Award” means an option to purchase Crane Holdings, Co. Shares granted pursuant to the Crane Holdings, Co. Stock Incentive Plans that is outstanding immediately prior to the Effective Time.

“Crane Holdings, Co. Pension Plans” means the defined benefit retirement plans sponsored and maintained by any one or more members of the Crane NXT Group immediately prior to the Effective Time, including the CPI Pension Plan; the Nippon Conlux Pension Plan; CPI Switzerland; the Crane Payment International AG; The UMC Industries Ltd Pension and Life Assurance Scheme; and the Money Controls Ltd. – Pension Scheme.

“Crane Holdings, Co. PRSU Award” means an award of performance-based restricted stock units relating to Crane Holdings, Co. Shares granted pursuant to the Crane Holdings, Co. Stock Incentive Plans that is outstanding immediately prior to the Effective Time.

“Crane Holdings, Co. Restoration Plan” means any benefit restoration plan sponsored or maintained by a member of the Crane NXT Group immediately prior to the Effective Time.

“Crane Holdings, Co. Savings Plans” means the defined contribution retirement plans sponsored and maintained by any one or more members of the Crane NXT Group immediately prior to the Effective Time, including the Crane Group Personal Pension Plan.

“Crane Holdings, Co. Share” means a share of Crane Holdings, Co. Common Stock.

“Crane Holdings, Co. Stock Incentive Plan” means any equity plan sponsored or maintained by a member of the Crane NXT Group immediately prior to the Effective Time under which a Crane Holdings, Co. Equity Compensation Award remains outstanding, including the Crane Holdings, Co. Amended and Restated 2018 Stock Incentive Plan, the Crane Holdings, Co. 2013 Stock Incentive Plan, the Crane Holdings, Co. 2009 Non-Employee Director Compensation Plan, and the Crane Holdings, Co. 2007 Non-Employee Director Compensation Plan.

“Crane Holdings, Co. Stock Value” means the closing price per share price of Crane Holdings, Co. Common Stock trading on the NYSE on the final trading day immediately prior to the Distribution Date.

“Crane Holdings, Co. TRSU Award” means an award of time-based restricted stock units relating to Crane Holdings, Co. Shares granted pursuant to the Crane Holdings, Co. Stock Incentive Plans that is outstanding immediately prior to the Effective Time.

“Crane NXT, Co.” has the meaning set forth in the preamble to this Agreement.

“Crane NXT, Co. Adjustment Ratio” means the quotient, obtained by dividing (a) the Crane NXT, Co. Stock Value by (b) the Crane Holdings, Co. Stock Value.

“Crane NXT, Co. Annual Bonus Plan” has the meaning set forth in Section 3.10.

“Crane NXT, Co. Board” means the Board of Directors of Crane NXT, Co.

“Crane NXT, Co. Common Stock” means the common stock of Crane NXT, Co., par value $1.00 per share.

“Crane NXT, Co. DSU Award” means a Crane Holdings, Co. DSU Award adjusted as of the Effective Time in accordance with Section 3.4(a).

“Crane NXT, Co. Employee” means any individual who is employed by a member of the Crane NXT Group immediately after the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury or leave of absence approved or otherwise taken in accordance with applicable Law).

“Crane NXT, Co. Entity” means each member of the Crane NXT Group after the Effective Time.

“Crane NXT, Co. Equity Compensation Awards” means (a) Crane NXT, Co. DSU Awards; (b) Crane NXT, Co. TRSU Awards; (c) Crane NXT, Co. PRSU Awards; and (d) Crane NXT, Co. Option Awards, collectively.

“Crane NXT, Co. Executive Officer” means a Crane NXT, Co. Employee who, immediately, after the Effective Time, is an “officer” of Crane NXT, Co. who is subject to the reporting requirements of Section 16 of the Exchange Act.

“Crane NXT, Co. FSA” has the meaning set forth in Section 7.3(b).

“Crane NXT, Co. Independent Contractor” has the meaning set forth in Section 2.3(a).

“Crane NXT, Co. Individual Agreement” has the meaning set forth in Section 10.1(b).

“Crane NXT, Co. Legacy Award Holder” means the holder of one or more Crane Holdings, Co. Equity Compensation Awards under any of the Crane Holdings, Co. Stock Incentive Plans, who is a Former Crane NXT, Co. Employee (or the beneficiary or assignee of a Former Crane NXT, Co. Employee).

“Crane NXT, Co. Non-Employee Director” means a member of the Crane NXT, Co. Board who is not a Crane NXT, Co. Employee.

“Crane NXT, Co. Option Award” means a Crane Holdings, Co. Option adjusted as of the Effective Time in accordance with Section 3.7.

“Crane NXT, Co. PRSU Award” means a Crane Holdings, Co. PRSU Award adjusted as of the Effective Time in accordance with Section 3.6.

“Crane NXT, Co. Share” a share of Crane NXT, Co. Common Stock.

“Crane NXT, Co. Stock Value” means the simple average of the volume weighted average per share price (as determined by Bloomberg Finance L.P.) of Crane NXT, Co. Common Stock trading on the NYSE on each of the first five trading days following the Distribution Date.

“Crane NXT, Co. TRSU Award” means a Crane Holdings, Co. TRSU Award adjusted as of the Effective Time in accordance with Section 3.5.

“Crane NXT, Co. U.S. Savings Plan” has the meaning set forth in Section 6.1.

“Crane NXT, Co. U.S. Savings Plan Beneficiaries” has the meaning set forth in Section 6.1.

“Crane NXT, Co. Welfare Plan” means any Welfare Plan sponsored or maintained by any one or more members of the Crane NXT Group as of the Effective Time.

“Crane NXT, Co. Welfare Plan Participants” has the meaning set forth in Section 7.1.

“Crane NXT Group” means, collectively, (a) Crane Holdings, Co. prior to the Effective Time, (b) each Person that is a direct or indirect Subsidiary (or minority investment) of Crane Holdings, Co. immediately prior to the Effective Time (but after giving effect to the Internal Reorganization), (c) Crane NXT, Co. as of the Effective Time, and (d) each other Person that is or becomes a direct or indirect Subsidiary (or minority investment) of Crane NXT, Co. after the Effective Time, provided in each case, that no member of the Crane Company Group shall be a member of the Crane NXT Group.

“Crossover Claim” has the meaning set forth in Section 9.2.

“Distribution” has the meaning set forth in the Separation Agreement.

“Distribution Date” has the meaning set forth in the Separation Agreement.

“Effective Time” has the meaning set forth in the Separation Agreement.

“Employee” means, as the context requires, a Crane NXT, Co. Employee, Former Crane NXT, Co. Employee, Crane Company Employee or Former Crane Company Employee.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Executive Officer Group” has the meaning set forth in Section 3.5(a).

“Former Crane Company Employee” has the meaning set forth in Section 2.2(b).

“Former Crane NXT, Co. Employee” has the meaning set forth in Section 2.2(a).

“Internal Reorganization” has the meaning set forth in the Separation Agreement.

“IRS” means the U.S. Internal Revenue Service.

“Law” has the meaning set forth in the Separation Agreement.

“Legacy Crane Retiree Medical and Life Insurance Participants” means Crane Company Employees, Former Crane Company Employees, Crane NXT, Co. Employees and Former Crane NXT, Co. Employees who are eligible for (or may become eligible for) retiree medical and life insurance benefits under the Legacy Crane Retiree Medical and Life Insurance Program.

“Legacy Crane Retiree Medical and Life Insurance Program” means the portion of the Crane Company Welfare Plans providing retiree medical and life insurance benefits to former eligible Employees who were employed in the Other Businesses.

“Legacy Currency Retiree Medical Participants” means Crane NXT, Co. Employees and Former Crane NXT, Co. Employees who are eligible for (or may become eligible for) retiree medical benefits under the Legacy Currency Retiree Medical Program.

“Legacy Currency Retiree Medical Program” means the portion of the Crane Company Welfare Plans providing retiree medical benefits to former eligible Employees who were employed in the P&M Technologies Business.

“NYSE” means the New York Stock Exchange.

“Other Businesses” has the meaning set forth in the Separation Agreement.

“P&M Technologies Business” has the meaning set forth in the Separation Agreement.

“Participating Crane NXT, Co. Employers” has the meaning set forth in Section 7.1.

“Participation Period” has the meaning set forth in Section 7.3(b).

“Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

“Pension Plan” means a “pension plan” as defined in ERISA Section 3(2).

“Person” has the meaning set forth in the Separation Agreement.

“Post-Distribution Crane Company Stock Value” means the simple average of the volume weighted average per share price (as determined by Bloomberg Finance L.P.) of Crane Company Common Stock trading on the NYSE on each of the first five trading days following the Distribution Date.

“Privacy Contract” means any contract entered into in connection with applicable privacy protection Laws.

“Registration Statement” has the meaning set forth in the Separation Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Separation” has the meaning set forth in the Separation Agreement.

“Separation Agreement” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” has the meaning set forth in the Separation Agreement.

“U.S.” means the United States of America.

“WARN” means the U.S. Worker Adjustment and Retraining Notification Act, and any applicable state or local Law equivalent.

“Welfare Plan” means a “welfare plan” as defined in ERISA Section 3(1) and also means a cafeteria plan under Code Section 125 and any benefits offered thereunder, including pre-tax premium conversion benefits, a dependent care assistance program, contribution funding toward a health savings account and flex or cashable credits.

Section 1.2. Interpretation. In this Agreement, unless the context clearly indicates otherwise:

(a) words used in the singular include the plural and words used in the plural include the singular;

(b) if a word or phrase is defined in this Agreement, its other grammatical forms, as used in this Agreement, shall have a corresponding meaning;

(c) reference to any gender includes the other gender and the neuter;

(d) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(e) the words “shall” and “will” are used interchangeably and have the same meaning;

(f) the word “or” shall have the inclusive meaning represented by the phrase “and/or”;

(g) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including”;

(h) all references to a specific time of day in this Agreement shall be based upon Eastern Standard Time or Eastern Daylight Savings Time, as applicable, on the date in question;

(i) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified;

(j) accounting terms used herein shall have the meanings historically ascribed to them by Crane Holdings, Co. and its Subsidiaries, including Crane Company for this purpose, in its and their internal accounting and financial policies and procedures in effect immediately prior to the date of this Agreement;

(k) reference to any Article, Section or Schedule means such Article or Section of, or such Schedule to, this Agreement, as the case may be, and references in any Section or definition to any clause means such clause of such Section or definition;

(l) the words “this Agreement,” “herein,” “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision of this Agreement;

(m) the term “commercially reasonable efforts” means efforts which are commercially reasonable to enable a Party, directly or indirectly, to satisfy a condition to or otherwise assist in the consummation of a desired result and which do not require the performing Party to expend funds or assume liabilities other than expenditures and liabilities which are customary and reasonable in nature and amount in the context of a series of related transactions similar to the Separation;

(n) reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

(o) reference to any Law (including statutes and ordinances) means such Law (including any and all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(p) references to any Person include such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; and any reference to a third party shall be deemed to mean a Person who is not a Party or an Affiliate of a Party;

(q) if there is any conflict between the provisions of the main body of this Agreement and the Schedules hereto, the provisions of the main body of this Agreement shall control unless explicitly stated otherwise in such Schedule;

(r) unless otherwise specified in this Agreement, all references to dollar amounts herein shall be in respect of lawful currency of the U.S.;

(s) the titles to Articles and headings of Sections contained in this Agreement and in any Schedule and in the table of contents to this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement; and

(t) any portion of this Agreement obligating a Party to take any action or refrain from taking any action, as the case may be, shall mean that such Party shall also be obligated to cause its relevant Subsidiaries to take such action or refrain from taking such action, as the case may be.

ARTICLE II

ASSIGNMENT OF EMPLOYEES

Section 2.1. Active Employees.

(a) Crane NXT, Co. Employees. Except as otherwise set forth in this Agreement, all Employees who, immediately before the Effective Time, were employed in the P&M Technologies Business, will be employed by a member of the Crane NXT Group immediately after the Effective Time (including any such Employee who is not actively working as of the Effective Time as a result of a furlough, illness, injury or leave of absence approved by the human resources department of Crane Holdings, Co. or otherwise taken in accordance with applicable Law). Each of the Parties agrees to execute, and to seek to have the applicable Employees execute, such documentation as may be necessary to reflect any required assignments and transfers of employment to achieve this result.

(b) Crane Company Employees. Except as otherwise set forth in this Agreement, all Employees who, immediately before the Effective Time, were employed in the Other Businesses, will be employed by a member of the Crane Company Group immediately after the Effective Time (including any such Employee who is not actively working as of the Effective Time as a result of a furlough, illness, injury or leave of absence approved by the human resources department of Crane Holdings, Co. or otherwise taken in accordance with applicable Law). Each of the Parties agrees to execute, and to seek to have the applicable Employees execute, such documentation as may be necessary to reflect any required assignments and transfers of employment to achieve this result.

(c) At-Will Status. Notwithstanding the above or any other provision of this Agreement, nothing in this Agreement shall create any obligation on the part of any member of the Crane NXT Group or any member of the Crane Company Group to continue the employment of any Employee for any period following the date of this Agreement or the Distribution or to change the employment status of any Employee from “at will,” to the extent such employee is an “at will” employee under applicable Law.

(d) Severance. The Distribution and the continuation of the employment of Employees as contemplated by this Section 2.1 shall not be deemed an involuntary termination of employment entitling any Employee to severance payments or severance benefits.

(e) Change of Control/Change in Control. The Parties acknowledge and agree that neither the consummation of the separation, the Distribution, nor any transaction contemplated by this Agreement, the Separation Agreement or any other Ancillary Agreement shall be deemed a “change in control,” “change of control” or term of similar import for purposes of any plan, policy, practice or arrangement relating to directors, Employees or consultants of any member of the Crane NXT Group or any member of the Crane Company Group.

Section 2.2. Former Employees.

(a) Former Crane NXT, Co. Employees. For purposes of this Agreement, “Former Crane NXT, Co. Employees” means all employees who were employed in the P&M Technologies Business on their last day of employment, which was before the Distribution Date.

(b) Former Crane Company Employees. For purposes of this Agreement, “Former Crane Company Employees” means all employees who were employed in the Other Businesses on their last day of employment, which was before the Distribution Date.

Section 2.3. Independent Contractors.

(a) Crane NXT, Co. Independent Contractor. Except as otherwise set forth in this Agreement, each independent contractor who, immediately before the Effective Time, was primarily engaged in the P&M Technologies Business, as determined in the sole discretion of the management of Crane Holdings, Co., will be engaged by a member of the Crane NXT Group immediately after the Effective Time (each a “Crane NXT, Co. Independent Contractor”). The Parties will cooperate to cause the contract of any Crane NXT, Co. Independent Contractor, to be transferred or assigned to a member of the Crane NXT Group prior to the Effective Time, and to seek to have the applicable Crane NXT, Co. Independent Contractor execute such documentation, if any, as may be necessary to reflect the assignment or transfer described in this Section 2.3(a).

(b) Crane Company Independent Contractor. Except as otherwise set forth in this Agreement, each independent contractor who, immediately before the Effective Time, was primarily engaged in the Other Businesses, as determined in the sole discretion of the management of Crane Holdings, Co., will be engaged by a member of the Crane Company Group immediately after the Effective Time (each a “Crane Company Independent Contractor”). The Parties will cooperate to cause the contract of any Crane Company Independent Contractor, to be transferred or assigned to a member of the Crane Company Group prior to the Effective Time, and to seek to have the applicable Crane Company Independent Contractor execute such documentation, if any, as may be necessary to reflect the assignment or transfer described in this Section 2.3(b).

(c) For the avoidance of doubt, if an independent contractor is expected to provide services to both the Crane NXT Group and the Crane Company Group after the Effective Time, the Parties shall cooperate to ensure that separate independent contractor agreements are in place for the services to be provided to each such group after the Effective Time.

Section 2.4. Employment Law Obligations.

(a) WARN Act. From and after the Effective Time, (i) the Crane NXT Group shall be responsible for providing any necessary WARN notice (and meeting any similar state Law notice requirements) with respect to any termination of any Crane NXT, Co. Employee and (ii) the Crane Company Group shall be responsible for providing any necessary WARN notice (and meeting any similar state Law notice requirements) with respect to any termination of any Crane Company Employee.

(b) Compliance with Employment Laws. From and after the Effective Time, (i) each member of the Crane NXT Group shall be responsible for adopting and maintaining any policies or practices, and for all other actions and inactions, necessary to comply with employment-related Laws and requirements relating to the employment of its Crane NXT, Co. Employees and the treatment of any applicable Former Crane NXT, Co. Employees in respect of their former employment, and (ii) each member of the Crane Company Group shall be responsible for adopting and maintaining any policies or practices, and for all other actions and inactions, necessary to comply with employment-related Laws and requirements relating to the employment of its Crane Company Employees and the treatment of any applicable Former Crane Company Employees in respect of their former employment.

Section 2.5. Payroll and Related Taxes. Crane NXT, Co. shall (a) be responsible for all payroll obligations, Tax withholding and reporting obligations, and associated government audit assessments; and (b) furnish a Form W-2 or similar earnings statement, in each case, for all Employees employed by a member of the Crane NXT Group with respect to the period during which they were employed by a member of the Crane NXT Group before the Effective Time and for all Crane NXT, Co. Employees following the Effective Time. Crane Company shall (a) be responsible for all payroll obligations, Tax withholding and reporting obligations, and associated government audit assessments; and (b) furnish a Form W-2 or similar earnings statement, in each case, for all Employees employed by a member of the Crane Company Group with respect to the period during which they were employed by a member of the Crane Company Group before the Effective Time and for all Crane Company Employees following the Effective Time.

Section 2.6. Employee Records.

(a) Records Relating to Crane NXT, Co. Employees and Former Crane NXT, Co. Employees. All records and data in any form relating to Crane NXT, Co. Employees and Former Crane NXT, Co. Employees shall be the property of the Crane NXT Group, except that records and data pertaining to such an employee and relating to any period that such employee was (i) employed by any member of the Crane Company Group or (ii) covered under any employee benefit plan sponsored by any member of the Crane Company Group (to the extent that such records or data relate to such coverage) prior to the Effective Time shall be jointly owned by those members of the Crane Company Group and the Crane NXT Group.

(b) Records Relating to Crane Company Employees and Former Crane Company Employees. All records and data in any form relating to Crane Company Employees and Former Crane Company Employees shall be the property of the Crane Company Group, except that records and data pertaining to such an employee and relating to any period that such employee was (i) employed by any member of the Crane NXT Group or (ii) covered under any employee benefit plan sponsored by any member of the Crane NXT Group (to the extent that such records or data relate to such coverage) prior to the Effective Time shall be jointly owned by those members of the Crane NXT Group and the Crane Company Group.

(c) Sharing of Records. The Parties shall use their respective commercially reasonable efforts to provide the other Party such employee-related records and information as necessary or appropriate to carry out their respective obligations under applicable Law (including any relevant privacy protection Laws in any applicable jurisdictions or Privacy Contract), this Agreement, any other Ancillary Agreement or the Separation Agreement, and for the purposes of administering their respective employee benefit plans and policies. All information and records regarding employment, personnel and employee benefit matters of Crane NXT, Co. Employees and Former Crane NXT, Co. Employees shall be accessed, retained, held, used, copied and transmitted on and after the Effective Time by members of the Crane NXT Group in accordance with all applicable Laws, policies and Privacy Contracts relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records. All information and records regarding employment, personnel and employee benefit matters of Crane Company Employees and Former Crane Company Employees shall be accessed, retained, held, used, copied and transmitted on and after the Effective Time by members of the Crane Company Group in accordance with all applicable Laws, policies and Privacy Contracts relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records.

(d) Access to Records. To the extent not inconsistent with this Agreement and any applicable privacy protection Laws or Privacy Contracts, access to such records on and after the Effective Time will be provided to members of the Crane NXT Group and members of the Crane Company Group in accordance with the Separation Agreement. In addition, notwithstanding anything in this Agreement to the contrary, the Crane NXT Group shall be provided reasonable access to those records necessary for their administration of any plans or programs on behalf of Crane NXT, Co. Employees, Former Crane NXT, Co. Employees, and Crane NXT, Co. Independent Contractors on and after the Effective Time as permitted by any applicable privacy protection Laws or Privacy Contracts. The Crane NXT Group shall also be permitted to retain copies of all restrictive covenant agreements with any Crane Company Employee, Former Crane Company Employee, or Crane Company Independent Contractor in which any member of the Crane NXT Group has a valid business interest. In addition, the Crane Company Group shall be provided reasonable access to those records necessary for their administration of any plans or programs on behalf of Crane Company Employees, Former Crane Company Employees, and Crane Company Independent Contractors on and after the Effective Time as permitted by any applicable privacy protection Laws or Privacy Contracts. The Crane Company Group shall also be permitted to retain copies of all restrictive covenant agreements with any Crane NXT, Co. Employee, Former Crane NXT, Co. Employee, or Crane Company Independent Contractor in which any member of the Crane Company Group has a valid business interest.

(e) Maintenance of Records. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, Crane NXT, Co. and Crane Company shall (and shall cause their respective Subsidiaries to) comply with all applicable Laws, Privacy Contracts and internal policies, and shall indemnify and hold harmless each other from and against any and all liability, claims, actions, and damages that arise from a failure (by the indemnifying party or its Subsidiaries or their respective agents) to so comply with all applicable Laws, Privacy Contracts and internal policies applicable to such information.

(f) No Access to Computer Systems or Files. Except as set forth in the Separation Agreement or any Ancillary Agreement, no provision of this Agreement shall give (i) any member of the Crane NXT Group direct access to the computer systems or other files, records or databases of any member of the Crane Company Group or (ii) any member of the Crane Company Group direct access to the computer systems or other files, records or databases of any member of the Crane NXT Group, unless specifically permitted by the owner of such systems, files, records or databases.

(g) Relation to Separation Agreement. The provisions of this Section 2.6 shall be in addition to, and not in derogation of, the provisions of the Separation Agreement governing Confidential Information, including Section 7.5 of the Separation Agreement.

(h) Confidentiality. Except as otherwise set forth in this Agreement, all records and data relating to Employees shall, in each case, be subject to the confidentiality provisions of the Separation Agreement and any other applicable agreement and applicable Law.

(i) Cooperation. Each Party shall use commercially reasonable efforts to cooperate to share, retain and maintain data and records that are necessary or appropriate to further the purposes of this Section 2.6 and for each Party to administer its respective benefit plans to the extent consistent with this Agreement and applicable Law, and each Party agrees to cooperate as long as is reasonably necessary to further the purposes of this Section 2.6. Except as provided under any Ancillary Agreement, no Party shall charge another Party a fee for such cooperation.

ARTICLE III

EQUITY AND INCENTIVE COMPENSATION PLANS

Section 3.1. Establishment of Crane Company Stock Incentive Plan. Prior to the Effective Time, (a) Crane Company shall establish the Crane Company Stock Incentive Plan for the benefit of eligible Crane Company Employees and Crane Company Non-Employee Directors that is substantially similar to the Crane Holdings, Co. Stock Incentive Plan and (b) Crane Holdings, Co., as the sole stockholder of Crane Company, shall approve the Crane Company Stock Incentive Plan. After the Effective Time, Crane Company may make such changes, modifications or amendments to the Crane Company Stock Incentive Plan, as may be required by applicable Law or as are necessary and appropriate to reflect the Distribution or to permit the implementation of the provisions of this Article III.

Section 3.2. General Principles.

(a) Each Crane Holdings, Co. Equity Compensation Award that is outstanding as of immediately prior to the Effective Time shall be treated as described below in this Article III; provided, however, that, prior to the Effective Time, the Crane Holdings, Co. Compensation Committee may provide for different treatment with respect to some or all of the Crane Holdings, Co. Equity Compensation Awards held by holders of awards located outside of the United States to the extent that the Crane Holdings, Co. Compensation Committee deems such treatment necessary or appropriate, including to avoid adverse tax consequences to such holders. Any such adjustments made by the Crane Holdings, Co. Compensation Committee pursuant to the foregoing sentence shall be deemed incorporated by reference herein as if fully set forth below and shall be binding on the Parties and their respective Affiliates. The provisions of this Article III shall not apply unless the Distribution takes place.

(b) As further set forth in this Article III:

(i) Any Crane Holdings, Co. Equity Compensation Award held by a Crane Holdings, Co. Executive Officer, Crane NXT, Co. Executive Officer, Crane Company Executive Officer, Crane Holdings, Co. Non-Employee Director, or Crane Company Transferred Non-Employee Director, shall be adjusted using the “shareholder method,” in which each Crane Holdings, Co. Equity Compensation Award outstanding prior to the Distribution is adjusted into a Crane NXT, Co. Equity Compensation Award under one of the continuing Crane Holdings, Co. Stock Incentive Plans and a Crane Company Equity Compensation Award under the Crane Company Stock Incentive Plan.

(ii) All other Crane Holdings, Co. Equity Compensation Awards shall be adjusted using the “replacement method,” in which each Crane Holdings, Co. Equity Compensation Award outstanding prior to the Effective Time is adjusted into either a Crane NXT, Co. Equity Compensation Award under one of the continuing Crane Holdings, Co. Stock Incentive Plans or a Crane Company Equity Compensation Award under the Crane Company Stock Incentive Plan, based on whether the award holder is employed by a member of the Crane NXT Group or Crane Company Group immediately after the Effective Time. All Former Crane NXT, Co. Employees and Former Crane Company Employees who still have a Crane Holdings, Co. Equity Compensation Award outstanding as of the Effective Time shall be treated the same as a Crane Company Employee, with such awards adjusted under the “replacement method” into a Crane Company Equity Compensation Award.

Notwithstanding clauses (i) or (ii) of this Section 3.2(b), if an individual is a party to an individual written agreement entered into before the Distribution Date with Crane Holdings, Co. or its Affiliates specifying a method for adjustment that differs from the general principles described above, the terms of such individual agreement shall control. In each case, regardless of the adjustment method used, the resulting awards will be adjusted in a manner intended to preserve the intrinsic value of those awards immediately before the Distribution.

(c) Each award granted prior to the Distribution under one of the Crane Holdings, Co. Stock Incentive Plans, which is adjusted in accordance with the provisions of this Article III, shall otherwise continue to retain the same terms and conditions of the original award, subject to any necessary changes to take into account that the award holder under the award is employed or affiliated with a new employer or plan sponsor, if applicable.

(d) Subject to Section 3.13, following the Distribution, an award holder who has outstanding Crane NXT, Co. Equity Compensation Awards and/or Crane Company Equity Compensation Awards shall be considered to have been employed since the original award grant date by the holder’s employer immediately after the Effective Time for purposes of (i) continued vesting and (ii) determining the date of termination of employment as it applies to any such award.

(e) No award described in this Article III, whether outstanding or to be issued, adjusted, substituted or cancelled by reason of or in connection with the Distribution, shall be adjusted, settled, cancelled, or exercisable until, in the judgment of the administrator of the applicable plan or program, such action is consistent with all applicable Law, including federal securities Laws. Any period of exercisability will not be extended on account of a period during which such an award is not exercisable in accordance with the preceding sentence.

(f) Following the Distribution Date, (i) if any Crane NXT, Co. Equity Compensation Award shall fail to become vested or fail to be exercised prior to the applicable expiration date, such Crane NXT, Co. Equity Compensation Award shall be forfeited to Crane NXT, Co. and (ii) if any Crane Company Equity Compensation Award shall fail to become vested or fail to be exercised prior to the applicable expiration date, such Crane Company Equity Compensation Award shall be forfeited to Crane Company.

(g) Except as otherwise expressly provided in this Article III, from and after the Distribution Date, (i) Crane Company shall have sole responsibility for the administration of the Crane Company Stock Incentive Plan and the settlement of the Crane Company Equity Compensation Awards, and no member of the Crane NXT Group shall have any liability or responsibility therefor, and (ii) the appropriate member of the Crane NXT Group shall have sole responsibility for the administration of the Crane Holdings, Co. Stock Incentive Plans and the settlement of the Crane NXT, Co. Equity Compensation Awards, and no member of the Crane Company Group shall have any liability or responsibility therefor. Notwithstanding the foregoing, Crane Company and its designees shall have exclusive authority and discretion with respect to all employment-related determinations or decisions required or permitted to be made by the applicable sponsor, administrator or employer entity under the terms of the Crane Holdings, Co. Stock Incentive Plans with respect to Crane NXT, Co. Equity Compensation Awards held by Crane Company Employees, and Crane NXT, Co. and its designees shall have exclusive authority and discretion with respect to all employment-related determinations or decisions required or permitted to be made by the applicable sponsor, administrator or employer entity under the terms of the Crane Company Stock Incentive Plan with respect to Crane Company Equity Compensation Awards held by Crane NXT, Co. Employees. Similarly, Crane Company and its designees shall have exclusive authority and discretion with respect to all service-related determinations or decisions required or permitted to be made by the applicable sponsor or administrator under the terms of the Crane Holdings, Co. Stock Incentive Plans with respect to Crane NXT, Co. DSU Awards which will be settled upon a separation from service from the Crane Company Board in accordance with Section 3.4(b)(iii), and Crane NXT, Co. and its designees shall have exclusive authority and discretion with respect to all service-related determinations or decisions required or permitted to be made by the applicable sponsor or administrator under the terms of the Crane Company Stock Incentive Plan with respect to Crane Company DSU Awards which will be settled upon a separation from service from the Crane NXT, Co. Board in accordance with Section 3.4(b)(i). Notwithstanding anything else to the contrary in this Agreement, Crane NXT, Co. and Crane Company agree to administer the Crane NXT, Co. Equity Compensation Awards and Crane Company Equity Compensation Awards, respectively, in accordance with any determination or decision made by the other Party in accordance with this Section 3.2(g) upon reasonable notice of such determination or decision.

Section 3.3. Tax Reporting and Withholding; Payment of Option Exercise Price; Settlement.

(a) Tax Reporting and Withholding. With respect to all Crane Holdings, Co. Equity Compensation Awards that are adjusted in connection with the Distribution pursuant to this Article III:

(i) Crane Company (or one or more members of the Crane Company Group, as designated by Crane Company) shall be responsible for (i) the satisfaction of applicable tax reporting and withholding requirements in respect of the issuance, vesting or settlement, on or after the Distribution Date, of all such awards (regardless of whether, as adjusted, they are Crane NXT, Co. Equity Compensation Awards or Crane Company Equity Compensation Awards) held by Crane Company Legacy Award Holders, Crane NXT, Co. Legacy Award Holders, Crane Company Employees, and Crane Company Transferred Non-Employee Directors (if not also serving as of the Effective Time as a Crane NXT., Co. Non-Employee Director) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such awards, to the extent applicable.

(ii) Crane NXT, Co. (or one or more members of the Crane NXT Group, as designated by Crane NXT, Co.) shall be responsible for (i) the satisfaction of applicable tax reporting and withholding requirements in respect of the issuance, vesting or settlement, on or after the Distribution Date, of all such awards (regardless of whether, as adjusted, they are Crane NXT, Co. Equity Compensation Awards or Crane Company Equity Compensation Awards) held by Crane NXT, Co. Employees, and (other than as provided in Section 3.3(a)(i) with respect to Crane Company Transferred Non-Employee Directors) Crane Holdings, Co. Non-Employee Directors and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such awards, to the extent applicable.

(b) Payment of Option Exercise Price. Upon the exercise of a Crane NXT, Co. Option Award or a Crane Company Option Award, the exercise price of such stock option will be remitted in cash by the option administrator to the issuer of the option (the appropriate member of the Crane NXT Group or the Crane Company Group, as applicable) and the applicable withholding taxes of such stock option will be remitted in cash by the option administrator to the entity (the appropriate member of the Crane NXT Group or the Crane Company Group, as applicable) responsible for payroll taxes, withholding and reporting with respect to the option pursuant to this Section 3.3. To the extent necessary to provide the withholding amount in cash to the entity responsible for payroll taxes, withholding, and reporting (e.g., in the case of share withholding), the issuer of the applicable award will provide the withholding amount in cash. Notwithstanding the foregoing, the method of remittance of the exercise price of any stock option or any applicable withholding taxes may vary for legal or administrative reasons.

(c) Settlement. Except as otherwise provided in Article III, after the Distribution Date, Crane NXT, Co. Equity Compensation Awards, regardless of by whom held, shall be settled by Crane NXT, Co.; Crane Company Equity Compensation Awards, regardless of by whom held, shall be settled by Crane Company.

(d) Cooperation. Each Party shall use commercially reasonable efforts to cooperate to share, retain and maintain data and records that are necessary or appropriate to further the purposes of Section 3.3, and each Party agrees to cooperate as long as is reasonably necessary to further the purposes of this Section 3.3. Each of the Parties shall establish an appropriate administration system to administer, in an orderly manner, any Crane Company Equity Compensation Awards, or Crane NXT, Co. Equity Compensation Awards held by their respective employees and directors, including for purposes of vesting, exercise, payment, settlement and withholding and reporting requirements. Each of the Parties shall work together to unify and consolidate all indicative data and payroll and employment information on regular timetables and make certain that each applicable Person’s data and records in respect of such awards are correct and updated on a timely basis. Except as provided under any Ancillary Agreement, no Party shall charge another Party a fee for such cooperation.

Section 3.4. Deferred Stock Unit Awards.

(a) Adjustments. Each Crane Holdings, Co. DSU Award that is outstanding, whether vested or unvested, immediately prior to the Effective Time shall be converted, as of the Effective Time, into a Crane NXT, Co. DSU Award and a Crane Company DSU Award and each award shall, except as otherwise provided in this Section 3.4, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. DSU Award prior to the Effective Time. From and after the Effective Time: (i) the number of Crane NXT, Co. Shares underlying such Crane NXT, Co. DSU Award shall be the same as were underlying the Crane Holdings, Co. DSU Award immediately before the Distribution; and (ii) the number of Crane Company Shares subject to the Crane Company DSU Award shall be equal to the number of Crane Company Shares that would have been received in the Distribution had the Crane Holdings, Co. Shares underlying the Crane Holdings, Co. DSU Award been issued and outstanding immediately before the Distribution. For example, if the Distribution results in one Crane Company Share issued for each Crane Holdings, Co. Share, the number of Crane Company Shares underlying the Crane Company DSU Award immediately after the Distribution shall be the same as the number of Crane NXT, Co. Shares underlying the Crane NXT, Co. DSU Award immediately after the Distribution.

(b) Settlement. Following the Effective Time, the timing of settlement of the awards shall be determined as follows:

(i) Each Crane NXT, Co. DSU Award and Crane Company DSU Award held by a current or former Crane Holdings, Co. Non-Employee Director who does not serve on either the Crane NXT, Co. Board or the Crane Company Board immediately following the Effective Time shall be settled upon or following the holder’s separation from service with the Crane Holdings, Co. Board, at such dates and times as were applicable immediately before the Effective Time (and subject to any post-Distribution Date changes to the settlement date as permitted by the terms of the applicable Crane Holdings, Co. Stock Incentive Plan and/or Crane Company Stock Incentive Plan and the requirements of Section 409A of the Code).

(ii) Each Crane NXT, Co. DSU Award and Crane Company DSU Award held by a Crane Holdings, Co. Non-Employee Director who continues to serve on the Crane NXT, Co. Board immediately following the Effective Time (regardless of whether such individual also serves on the Crane Company Board immediately following the Effective Time) shall be settled upon or following the holder’s separation from service with the Crane NXT, Co. Board, at such dates and times as were applicable immediately before the Effective Time (and subject to any post-Distribution Date changes to the settlement date as permitted by the terms of the applicable Crane Holdings, Co. Stock Incentive Plan and/or Crane Company Stock Incentive Plan and the requirements of Section 409A of the Code).

(iii) Each Crane NXT, Co. DSU Award and Crane Company DSU Award held by a Crane Company Transferred Non-Employee Director who does not serve on the Crane NXT, Co. Board immediately following the Effective Time shall be settled upon or following the holder’s separation from service from the Crane Company Board, at such dates and times as were applicable immediately before the Effective Time (and subject to any post-Distribution Date changes to the settlement date as permitted by the terms of the applicable Crane Holdings, Co. Stock Incentive Plan and/or Crane Company Stock Incentive Plan and the requirements of Section 409A of the Code).

(c) Separation from Service. For the avoidance of doubt, the Distribution shall not in and of itself result in a separation of service triggering the settlement of a Crane Holdings, Co. DSU Award (or Crane NXT, Co. DSU Award or Crane Company DSU Award).

(d) Service for Vesting. Notwithstanding anything to the contrary contained herein, following the Effective Time, any unvested Crane NXT, Co. DSU Awards and Crane Company DSU Awards will remain subject to the same vesting conditions as in effect prior to the Distribution, except that the relevant service for the purposes of fulfilling such vesting conditions will be (i) service on the Crane NXT, Co. Board, for each Crane Holdings, Co. Non-Employee Director who continues to serve on the Crane NXT, Co. Board immediately following the Effective Time (regardless of whether such individual is also a Crane Company Transferred Non-Employee Director) or (ii) service on the Crane Company Board, for each Crane Company Transferred Non-Employee Director (who is not also a Crane NXT, Co. Non-Employee Director).

Section 3.5. TRSU Awards. Each Crane Holdings, Co. TRSU Award that is outstanding and unvested as of immediately prior to the Effective Time shall be treated as follows:

(a) Executive Officer Group. Each award held by a Crane Holdings, Co. Executive Officer, Crane NXT, Co. Executive Officer, or Crane Company Executive Officer (collectively, the “Executive Officer Group”) shall be converted, as of the Effective Time, into a Crane NXT, Co. TRSU Award and a Crane Company TRSU Award and shall, except as otherwise provided in this Section 3.5(a), be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. TRSU Award immediately prior to the Effective Time. Immediately after the Effective Time: (i) the number of Crane NXT, Co. Shares underlying such Crane NXT, Co. TRSU Award shall be the same as were underlying the Crane Holdings, Co. TRSU Award immediately before the Distribution; and (ii) the number of Crane Company Shares subject to the Crane Company TRSU Award shall be equal to the number of Crane Company Shares that would have been received in the Distribution had the Crane Holdings, Co. Shares underlying the Crane Holdings, Co. TRSU Award been issued and outstanding immediately before the Distribution. For example, if the Distribution results in one Crane Company Share issued for each Crane Holdings, Co. Share, the number of Crane Company Shares underlying the Crane Company TRSU Award immediately after the Distribution shall be the same as the number of Crane NXT, Co. Shares underlying the Crane NXT, Co. TRSU Award immediately after the Distribution.

(b) Other Crane NXT, Co. Employees. Each award held by a Crane NXT, Co. Employee who is not a member of the Executive Officer Group shall be converted, as of the Effective Time, into a Crane NXT, Co. TRSU Award and shall, except as otherwise provided in this Section 3.5, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. TRSU Award prior to the Effective Time. Immediately after the Effective Time, the number of Crane NXT, Co. Shares underlying such Crane NXT, Co. TRSU Award shall be equal to (i) the number of Crane Holdings, Co. Shares subject to the Crane Holdings, Co. TRSU Award immediately prior to the Effective Time divided by (ii) the Crane NXT, Co. Adjustment Ratio, rounded up to the nearest whole share.

(c) Other Crane Company Employees and Former Employees. Each award held by (i) a Crane Company Employee who is not a member of the Executive Officer Group, (ii) a Crane Company Legacy Award Holder, or (iii) a Crane NXT, Co. Legacy Award Holder, shall be converted, as of the Effective Time, into a Crane Company TRSU Award and shall, except as otherwise provided in this Section 3.5, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. TRSU Award prior to the Effective Time. Immediately after the Effective Time, the number of Crane Company Shares subject to the Crane Company TRSU Award shall be equal to (i) the number of Crane Holdings, Co. Shares subject to the Crane Holdings, Co. TRSU Award immediately prior to the Effective Time divided by (ii) the Crane Company Adjustment Ratio, rounded up to the nearest whole share.

(d) Service for Vesting. Notwithstanding anything to the contrary contained herein, following the Effective Time, the unvested portion of any Crane NXT, Co. TRSU Award and Crane Company TRSU Award will remain subject to the same vesting conditions as in effect prior to the Distribution, except that the relevant service for the purposes of fulfilling such vesting conditions will be service to the award holder’s employer immediately following the Distribution.

Section 3.6. PRSU Awards. Each Crane Holdings, Co. PRSU Award that is outstanding and unvested as of immediately prior to the Effective Time shall be treated as follows:

(a) Executive Officer Group. Each award held by a member of the Executive Officer Group shall be converted, as of the Effective Time, into a Crane NXT, Co. PRSU Award and a Crane Company PRSU Award and shall, except as otherwise provided in this Section 3.6, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. PRSU Award immediately prior to the Effective Time. Immediately after the Effective Time: (i) the number of Crane NXT, Co. Shares underlying such Crane NXT, Co. PRSU Award, assuming target performance, shall be the same as were underlying the Crane Holdings, Co. PRSU Award, assuming target performance, immediately before the Distribution; and (ii) the number of Crane Company Shares subject to the Crane Company PRSU Award, assuming target performance, shall be equal to the number of Crane Company Shares that would have been received in the Distribution had the Crane Holdings, Co. Shares underlying the Crane Holdings, Co. PRSU Award, assuming target performance, been issued and outstanding immediately before the Distribution. For example, if the Distribution results in one Crane Company Share issued for each Crane Holdings, Co. Share, the number of Crane Company Shares underlying the Crane Company PRSU Award, assuming target performance, immediately after the Distribution, shall be the same as the number of Crane NXT, Co. Shares underlying the Crane NXT, Co. PRSU Award, assuming target performance, immediately after the Distribution.

(b) Other Crane NXT, Co. Employees. Each award held by a Crane NXT, Co. Employee who is not a member of the Executive Officer Group shall be converted, as of the Effective Time, into a Crane NXT, Co. PRSU Award and shall, except as otherwise provided in this Section 3.6, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. PRSU Award prior to the Effective Time. Immediately after the Effective Time, the number of Crane NXT, Co. Shares underlying such Crane NXT, Co. PRSU Award, assuming target performance, shall be equal to (i) the number of Crane Holdings, Co. Shares subject to the Crane Holdings, Co. PRSU Award immediately prior to the Effective Time divided by (ii) the Crane NXT, Co. Adjustment Ratio, rounded up to the nearest whole share

(c) Other Crane Company Employees and Former Employees. Each award held by (i) a Crane Company Employee who is not a member of the Executive Officer Group, (ii) a Crane Company Legacy Award Holder, or (iii) a Crane NXT, Co. Legacy Award Holder, shall be converted, as of the Effective Time, into a Crane Company PRSU Award and shall, except as otherwise provided in this Section 3.6, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. PRSU Award prior to the Effective Time. Immediately after the Effective Time, the number of Crane Company Shares subject to the Crane Company PRSU Award, assuming target performance, shall be equal to (i) the number of Crane Holdings, Co. Shares subject to the Crane Holdings, Co. PRSU Award immediately prior to the Effective Time divided by (ii) the Crane Company Adjustment Ratio, rounded up to the nearest whole share.

(d) Service for Vesting. Notwithstanding anything to the contrary contained herein, following the Effective Time, each Crane NXT, Co. PRSU Award and Crane Company PRSU Award will remain subject to the same time-vesting conditions as in effect prior to the Distribution, except that the relevant service for the purposes of fulfilling such vesting conditions will be service to the award holder’s employer immediately following the Distribution.

(e) Adjustments to Performance Goals. Prior to the Distribution, the Crane Holdings, Co. PRSU Awards became earned based on Crane Holdings, Co.’s relative total shareholder return performance over a specified three-year performance period against the companies comprising the S&P Midcap 400 Capital Goods Group. The Crane NXT, Co. PRSU Awards and the Crane Company PRSU Awards, whether resulting from adjustments by the shareholder method or the replacement method, shall remain subject to the same relative total shareholder return goals over the same performance period against the same peer group, but adjusted to apply as if each of Crane NXT, Co. and Crane Company had been separate companies over the entire performance period by adjusting the base-line share price of Crane Holdings, Co. Common Stock as of the beginning of the applicable performance period, as well as any dividends paid and deemed reinvested before the Effective Time, by the Crane NXT, Co. Adjustment Ratio for the Crane NXT, Co. PRSU Awards, and by the Crane Company Adjustment Ratio for the Crane Company PRSU Awards.

Section 3.7. Stock Option Awards. Each Crane Holdings, Co. Option Award that is outstanding, whether vested or unvested, as of immediately prior to the Effective Time shall be treated as follows:

(a) Executive Officer Group. Each award held by a member of the Executive Officer Group shall be converted, as of the Effective Time, into a Crane NXT, Co. Option Award and a Crane Company Option Award and shall, except as otherwise provided in this Section 3.7, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. Option Award immediately prior to the Effective Time. Immediately after the Effective Time:

(i) The number of Crane NXT, Co. Shares underlying such Crane NXT, Co. Option Award shall be equal to the number of Crane Holdings, Co. Shares underlying the corresponding Crane Holdings, Co. Option Award immediately before the Effective Time. The per share exercise price of such Crane NXT, Co. Option Award shall be equal to the per share exercise price of the corresponding Crane Holdings, Co. Option Award immediately prior to the Effective Time multiplied by the Crane NXT, Co. Adjustment Ratio, rounded up to the nearest whole cent.

(ii) The number of Crane Company Shares subject to the Crane Company Option Award shall equal the number of Crane Company Shares that would have been received in the Distribution had the Crane Holdings, Co. Shares subject to the Crane Holdings, Co. Option Award been issued and outstanding immediately before the Distribution. For example, if the Distribution results in one Crane Company Share issued for each Crane Holdings, Co. Share, the number of Crane Company Shares subject to the Crane Company Option Award immediately after the Distribution shall be the same as the number of Crane Holdings, Co. Shares subject to the Crane NXT, Co. Option Award immediately after the Distribution. The per share exercise price of such Crane Company Option Award shall be equal to the per share exercise price of the corresponding Crane Holdings, Co. Option Award immediately prior to the Effective Time multiplied by the Crane Company Adjustment Ratio, rounded up to the nearest whole cent.

(b) Other Crane NXT, Co. Employees. Each award held by a Crane NXT, Co. Employee who is not a member of the Executive Officer Group shall be converted, as of the Effective Time, into a Crane NXT, Co. Option Award and shall, except as otherwise provided in this Section 3.7, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. Option Award immediately prior to the Effective Time. Immediately after the Effective Time:

(i) The number of Crane NXT, Co. Shares underlying such Crane NXT, Co. Option Award shall be equal to the number of Crane Holdings, Co. Shares subject to the corresponding Crane Holdings, Co. Option Award immediately prior to the Effective Time divided by the Crane NXT, Co. Adjustment Ratio, rounded down to the nearest whole share; and

(ii) The per share exercise price of such Crane NXT, Co. Option Award shall be equal to the per share exercise price of the corresponding Crane Holdings, Co. Option Award immediately prior to the Effective Time multiplied by the Crane NXT, Co. Adjustment Ratio, rounded up to the nearest whole cent.

(c) Other Crane Company Employees and Former Employees. Each award held by (i) a Crane Company Employee who is not a member of the Executive Officer Group, (ii) a Crane Company Legacy Award Holder, or (iii) a Crane NXT, Co. Legacy Award Holder, shall be converted, as of the Effective Time, into a Crane Company Option Award and shall, except as otherwise provided in this Section 3.7, be subject to the same terms and conditions after the Effective Time as were applicable to such Crane Holdings, Co. Option Award immediately prior to the Effective Time. Immediately after the Effective Time:

(i) The number of Crane Company Shares underlying such Crane Company Option Award shall be equal to the number of Crane Holdings, Co. Shares subject to the corresponding Crane Holdings, Co. Option Award immediately prior to the Effective Time divided by the Crane Company Adjustment Ratio, rounded down to the nearest whole share; and

(ii) The per share exercise price of such Crane Company Option Award shall be equal to the per share exercise price of the corresponding Crane Holdings, Co. Option Award immediately prior to the Effective Time multiplied by the Crane Company Adjustment Ratio, rounded up to the nearest whole cent.

(d) Service for Vesting and Post-Employment Exercise Periods. Notwithstanding anything to the contrary contained herein, following the Effective Time, each Crane NXT, Co. Option Award and Crane Company Option Award will remain subject to the same time-vesting conditions as in effect prior to the Distribution, except that the relevant service for the purposes of fulfilling such vesting conditions will be service to the award holder’s employer immediately following the Distribution. Subject to Section 3.2(g), any post-employment exercise period for any such option shall be determined based on the terms of the original Crane Holdings, Co. Option Award, provided that the relevant termination of employment for such purpose shall be the termination of employment from the individual’s post-Distribution employer.

Section 3.8. Registration; Section 16(b) of the Exchange Act.

(a) Crane Company agrees to file a registration statement on Form S-8 (and, solely with respect to Crane Company Equity Compensation Awards for which the underlying Crane Company Shares are not eligible for registration on Form S-8, a registration statement on Form S-3 or Form S-1) with respect to, and to cause to be registered pursuant to the Securities Act, the Crane Company Shares authorized for issuance under the Crane Company Stock Incentive Plan, as required pursuant to the Securities Act, not later than the Distribution Date and in any event before the date of issuance of any Crane Company Shares pursuant to the Crane Company Stock Incentive Plan. The Parties shall take such additional actions as are deemed necessary or advisable to effectuate the foregoing provisions of this Section 3.8(a).

(b) Crane Company agrees to file a registration statement on Form S-8 with respect to, and to cause to be registered pursuant to the Securities Act, the Crane Company Shares for purchase under the Crane Company U.S. Savings Plan, as required pursuant to the Securities Act, not later than the Distribution Date and in any event before the date of purchase of any Crane Company Shares pursuant to the Crane Company U.S. Savings Plan. The Parties shall take such additional actions as are deemed necessary or advisable to effectuate the foregoing provisions of this Section 3.8(b).

(c) By approving the adoption of this Agreement, the Crane Holdings, Co. Board and Crane Company Board intend to exempt from the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, by reason of the application of Rule 16b-3 thereunder, all acquisitions and dispositions of equity incentive awards by directors and executive officers of each of Crane Holdings, Co. and Crane Company, and the respective boards of directors of Crane Holdings, Co. and Crane Company also intend to expressly approve, in respect of any equity-based award, the use of any method for the payment of an exercise price and the satisfaction of any applicable tax withholding (specifically including the actual or constructive tendering of shares in payment of an exercise price and the withholding of option shares from delivery in satisfaction of applicable tax withholding requirements) to the extent such method is permitted under the applicable equity incentive plan and award agreement.

Section 3.9. Compliance with Section 409A. All adjustments to Crane Holdings, Co. Equity Compensation Awards made under this Article III are intended to be made in a manner consistent with the requirements of Section 409A of the Code in order to avoid accelerated recognition of income or additional taxes under Section 409A of the Code, including for adjustment to Crane Holdings, Co. Option Awards, the requirements of Treasury Regulation Section 1.409A-1(b)(5)(v)(D). Notwithstanding the foregoing, the Parties do not guarantee the tax treatment of any Crane Holdings, Co. Equity Compensation Awards, Crane NXT, Co. Equity Compensation Awards, or Crane Company Equity Compensation Awards, and shall have no liability with respect to any equity award holder with respect thereto.

Section 3.10. Non-Equity Incentive Plans.

(a) No later than immediately prior to the Effective Time, (i) Crane Company shall assume sponsorship of the current Crane Holdings, Co. 2011 Annual Incentive Plan, and (ii) Crane NXT, Co. shall, or shall cause another member of the Crane NXT Group to, take commercially reasonable steps to adopt or have in place a plan (or plans) that will provide annual bonus or short-term cash incentive opportunities for Crane NXT, Co. Employees that are substantially similar to the opportunities provided immediately prior to the Effective Time (the “Crane NXT, Co. Annual Bonus Plan”), subject to Crane NXT, Co.’s right to amend or terminate such plan after the Distribution Date in accordance with the terms thereof.

(b) For the avoidance of doubt, (i) the Crane NXT Group shall be solely responsible for funding, paying, and discharging all obligations relating to any annual or short-term cash incentive awards that any Crane NXT, Co. Employee or Former Crane NXT, Co. Employee is eligible to receive under any Crane NXT Group annual bonus plans and other short-term incentive compensation plans, including the Crane NXT, Co. Annual Bonus Plan, with respect to payments made on or after the Effective Time, and no member of the Crane Company Group shall have any obligations with respect thereto, and (ii) the Crane Company Group shall be solely responsible for funding, paying, and discharging all obligations relating to any annual cash incentive awards that any Crane Company Employee or Former Crane Company Employee is eligible to receive under any Crane Company Group annual bonus and other short-term incentive compensation plans, including the Crane Holdings, Co. 2011 Annual Incentive Plan (as assumed by Crane Company), with respect to payments made on or after the Effective Time, and no member of the Crane NXT Group shall have any obligations with respect thereto.

Section 3.11. “Shareholder Method” Adjusted Awards Upon Change in Control.

(a) In the event a change in control (as defined in the applicable equity incentive plan or award agreement) occurs with respect to Crane NXT, Co., then:

(i) as to each Crane NXT, Co. Employee who is a member of the Executive Officer Group, to the extent Crane NXT, Co. determines to accelerate the vesting and/or exercisability of a Crane NXT, Co. Equity Compensation Award, the same treatment shall apply to the corresponding Crane Company Equity Compensation Award that the individual received as part of the “shareholder method” adjustment to the applicable original Crane Holdings, Co. Equity Compensation Award upon the Distribution, and

(ii) as to each Crane Company Employee who is a member of the Executive Officer Group, each Crane NXT, Co. Equity Compensation Award shall fully vest upon the change in control (and, to the extent applicable, become exercisable in connection with the change in control).

(b) In the event a change in control (as defined in the applicable equity incentive plan or award agreement) occurs with respect to Crane Company, then:

(i) as to each Crane Company Employee who is a member of the Executive Officer Group, to the extent Crane Company determines to accelerate the vesting and/or exercisability of a Crane Company Equity Compensation Award, the same treatment shall apply to the corresponding Crane NXT, Co. Equity Compensation Award that the individual received as part of the “shareholder method” adjustment to the applicable original Crane Holdings, Co. Equity Compensation Award upon the Distribution, and

(ii) as to each Crane NXT, Co. Employee who is a member of the Executive Officer Group, each Crane Company Equity Compensation Award shall fully vest upon the change in control (and, to the extent applicable, become exercisable in connection with the change in control).

(c) Notwithstanding the foregoing, this Section 3.11 will not apply to the extent that it would cause adverse tax consequences under Code Section 409A. For the avoidance of doubt, this Section 3.11 shall not apply to new awards granted under the Crane Holdings, Co. Stock Incentive Plans or Crane Company Stock Incentive Plan after the Distribution Date.

(d) For purposes of this Section 3.11, the same principles will apply to the Crane NXT, Co. DSU Awards and Crane Company DSU Awards held by Crane NXT, Co. Non-Employee Directors and Crane Company Non-Employee Directors.

Section 3.12. Conformity with Non-U.S. Laws. Notwithstanding anything to the contrary in this Agreement, (i) to the extent any of the provisions in this Article III (or any equity award described herein) do not conform with applicable non-U.S. Laws (including provisions for the collection of withholding taxes), such provisions shall be modified to the extent necessary to conform with such non-U.S. Laws in such manner as is equitable and to preserve the intent hereof, as determined by the Parties in good faith, and (ii) the provisions of this Article III may be modified to the extent necessary to avoid undue cost or administrative burden arising out of the application of this Article III to awards subject to non-U.S. Laws.

Section 3.13. Employment Treatment.

(a) Continuous employment with the Crane Company Group and the Crane NXT Group following the Distribution Date will be deemed to be continuing service for purposes of vesting and exercisability for the Crane Company Equity Compensation Awards and the Crane NXT, Co. Equity Compensation Awards. However, in the event that a Crane Company Employee terminates employment after the Distribution Date and becomes employed by the Crane NXT Group, for purposes of Article III, the Crane Company Employee will be deemed terminated and the terms and conditions of the Crane Holdings, Co. Stock Incentive Plan or Crane Company Stock incentive Plan, as applicable, under which grants were made will apply. Similarly, in the event that a Crane NXT, Co. Employee terminates employment after the Distribution Date and becomes employed by the Crane Company Group, for purposes of Article III, the Crane NXT, Co. Employee will be deemed terminated and the terms and conditions of the applicable incentive plan under which grants were made will apply. The same principles will apply to a Crane NXT, Co. Non-Employee Director or Crane Company Non-Employee Director who ceases to provide services to the applicable entity after the Distribution Date.

(b) If, after the Distribution Date, Crane NXT, Co. or Crane Company identifies an administrative error in the individuals identified as holding Crane NXT, Co. Equity Compensation Awards and Crane Company Equity Compensation Awards, the number of such awards so held, the vesting level of such awards, or any other similar error, Crane NXT, Co. and Crane Company will mutually cooperate in taking such actions as are necessary or appropriate to place, as nearly as reasonably practicable, the individual and Crane NXT, Co. and Crane Company in the position in which they would have been had the error not occurred.

ARTICLE IV

GENERAL PRINCIPLES FOR ALLOCATION OF LIABILITIES

Section 4.1. General Principles.

(a) (i) Except as otherwise provided in this Agreement, each member of the Crane NXT Group and each member of the Crane Company Group shall take any and all reasonable action as shall be necessary or appropriate so that active participation in the Crane Holdings, Co. Pension Plans, Crane Holdings, Co. Savings Plans, Crane NXT, Co. Welfare Plans and Crane Holdings, Co. Benefit Arrangements by all Crane Company Employees and Former Crane Company Employees shall terminate in connection with the Distribution as and when provided under this Agreement (or if not specifically provided under this Agreement, as of 11:59 p.m. on the day before the Distribution Date), and each member of the Crane Company Group shall cease to be a participating employer under the terms of such Crane Holdings, Co. Pension Plans, Crane Holdings, Co. Savings Plans, Crane NXT, Co. Welfare Plans and Crane Holdings, Co. Benefit Arrangements as of such time.

(ii) Except as otherwise provided in this Agreement, each member of the Crane Company Group and each member of the Crane NXT Group shall take any and all reasonable action as shall be necessary or appropriate so that active participation in the Crane Company Pension Plans, Crane Company Savings Plans, Crane Company Welfare Plans and Crane Company Benefit Arrangements by all Crane NXT, Co. Employees shall terminate in connection with the Distribution as and when provided under this Agreement (or if not specifically provided under this Agreement, as of 11:59 p.m. on the day before the Distribution Date), and each member of the Crane NXT Group shall cease to be a participating employer under the terms of such Crane Company Pension Plans, Crane Company Savings Plans, Crane Company Welfare Plans and Crane Company Benefit Arrangements as of such time.

(iii) Except as otherwise provided in this Agreement, (A) one or more members of the Crane Company Group (as designated by Crane Company) shall continue to be responsible for or assume, as of the Effective Time, all employee benefits liabilities for Crane Company Employees, Former Crane Company Employees and Former Crane NXT, Co. Employees, and any assets relating to such employee benefits for Crane Company Employees, Former Crane Company Employees and Former Crane NXT, Co. Employees shall be transferred to or continue to be held by one or more members of the Crane Company Group (as designated by Crane Company); and (B) one or more members of the Crane NXT Group (as designated by Crane Holdings, Co.) shall continue to be responsible for or assume, as of the Effective Time, all employee benefits liabilities for Crane NXT, Co. Employees, and any assets relating to such employee benefits for Crane NXT, Co. Employees shall be transferred to or continue to be held by one or more members of the Crane NXT Group (as designated by Crane Holdings, Co.).

(b) Except as otherwise provided in this Agreement, as of the Effective Time, no member of the Crane NXT Group shall have any further liability for, and Crane Company shall indemnify each member of the Crane NXT Group, and the officers, directors, and employees of each member of the Crane NXT Group, and hold them harmless with respect to any and all liabilities and obligations whatsoever with respect to, claims made by or with respect to any Crane Company Employees or Former Crane Company Employees in connection with any employee compensation or benefit plan, program, policy, or agreement (including the Crane Company Individual Agreements and any agreements with Crane Company Independent Contractors) not otherwise retained or assumed by any member of the Crane NXT Group pursuant to this Agreement, including such liabilities relating to actions or omissions of or by any member of the Crane Company Group or any officer, director, employee or agent thereof prior to the Effective Time.

(c) Except as otherwise provided in this Agreement, as of the Effective Time, no member of the Crane Company Group shall have any further liability for, and Crane NXT, Co. shall indemnify each member of the Crane Company Group, and the officers, directors and employees of each member of the Crane Company Group, and hold them harmless with respect to any and all liabilities and obligations whatsoever with respect to, claims made by or with respect to any Crane NXT, Co. Employees or Former Crane NXT, Co. Employees in connection with any employee compensation or benefit plan, program, policy, or agreement (including the Crane NXT, Co. Individual Agreements and any agreements with Crane NXT, Co. Independent Contractors) not otherwise retained or assumed by any member of the Crane Company Group pursuant to this Agreement, including such liabilities relating to action or omissions of or by any member of the Crane NXT Group or any officer, director, employee or agent thereof prior to the Effective Time.

Section 4.2. Service Credit.

(a) Service for Eligibility and Vesting Purposes. Except as otherwise provided in this Agreement, (i) for purposes of eligibility and vesting under the Crane Holdings, Co. Pension Plans, Crane Holdings, Co. Savings Plans, Crane Holdings, Co. Benefit Arrangements and Crane NXT, Co. Welfare Plans, Crane Holdings, Co. shall, and shall cause each member of the Crane NXT Group to, credit each Crane NXT, Co. Employee with service for any period of employment with any member of the Crane Company Group prior to the Effective Time to the same extent such service would be credited if it had been performed for a member of the Crane NXT Group and (ii) for purposes of eligibility and vesting under the Crane Company Pension Plans, Crane Company Savings Plans, Crane Company Benefit Arrangements and Crane Company Welfare Plans, Crane Company shall, and shall cause each member of the Crane Company Group to, credit each Crane Company Employee with service for any period of employment with any member of the Crane NXT Group prior to the Effective Time to the same extent such service would be credited if it had been performed for a member of the Crane Company Group.

(b) Service for Benefit Purposes. Except as otherwise provided in this Agreement, and except to the extent the following would result in a duplication of benefits, (i) for purposes of benefit levels and accruals and benefit commencement entitlements under the Crane Holdings, Co. Pension Plans, Crane Holdings, Co. Savings Plans, Crane NXT, Co. Welfare Plans and Crane Holdings, Co. Benefit Arrangements, Crane Holdings, Co. shall, and shall cause each member of the Crane NXT Group to, credit each Crane NXT, Co. Employee with service for any period of employment with any member of the Crane Company Group prior to the Effective Time to the same extent that such service is taken into account pursuant to the terms of the Crane Company Pension Plans, Crane Company Savings Plans, Crane Company Welfare Plans and Crane Company Benefit Arrangements, and (ii) for purposes of benefit levels and accruals and benefit commencement entitlements under the Crane Company Pension Plans, Crane Company Savings Plans, Crane Company Welfare Plans and Crane Company Benefit Arrangements, Crane Company shall, and shall cause each member of the Crane Company Group to, credit each Crane Company Employee with service for any period of employment with any member of the Crane NXT Group prior to the Effective Time to the same extent such service would be credited if it had been performed for a member of the Crane Company Group.

(c) Evidence of Prior Service. Notwithstanding anything in this Agreement to the contrary, but subject to applicable Law, upon reasonable request by one Party to the other Party, the first Party will provide to the other Party copies of any records available to the first Party to document such service, plan participation and membership of such Employees and cooperate with the first Party to resolve any discrepancies or obtain any missing data for purposes of determining benefit eligibility, participation, vesting and calculation of benefits with respect to any Employee.

Section 4.3. Plan Administration.

(a) Transition Services. The Parties acknowledge that the Crane NXT Group or the Crane Company Group may provide administrative services for certain of the other Party’s benefit programs for a transitional period under the terms of an applicable transition services agreement. The Parties agree to enter into a business associate agreement (if required by applicable health information privacy Laws) in connection with such transition services agreement.

(b) Administration. Crane Company shall use its best efforts to, and shall cause each member of the Crane Company Group to use its best efforts to, administer its benefit plans in a manner that does not jeopardize the tax-favored status of the tax-favored benefit plans maintained by any member of the Crane NXT Group. Crane Holdings, Co. shall use its best efforts to, and shall cause each member of the Crane NXT Group to use its best efforts to, administer its benefit plans in a manner that does not jeopardize the tax-favored status of the tax-favored benefit plans maintained by any member of the Crane Company Group.

(c) Participant Elections and Beneficiary Designations. All participant elections and beneficiary designations made under any plan sponsored by a member of the Crane NXT Group or Crane Company Group prior to the effective date as of which assets or liabilities relating to that plan are transferred or allocated to a member of the Crane Company Group or Crane NXT Group, as applicable, shall continue in effect under any plan maintained by any member of the Crane Company Group or Crane NXT Group, as applicable, to which liabilities are transferred or allocated pursuant to this Agreement until such time as any applicable participant changes his elections or beneficiary designations in accordance with the procedures of the relevant plan, as the case may be, including deferral, investment, and payment form elections, dividend elections, coverage options and levels, beneficiary designations and the rights of alternate payees under qualified domestic relations orders.

ARTICLE V

PENSION, EXCESS AND SUPPLEMENTAL PLANS

Section 5.1. General Principles. The Crane Company Pension Plans shall continue to be maintained and sponsored by one or more members of the Crane Company Group on and after the Effective Time, and the Crane Holdings, Co. Pension Plans shall continue to be maintained and sponsored by one or more members of the Crane NXT Group on and after the Effective Time. The Crane NXT Group and the Crane Company Group shall each be responsible for the funding of their respective pension plans on and after the Effective Time.

Section 5.2. U.S. Pension Plan.

(a) Crane Company shall retain all liabilities and obligations under the Crane Company U.S. Pension Plan in respect of benefits accrued thereunder. No assets or liabilities of the Crane Company U.S. Pension Plan shall be transferred to any tax-qualified retirement plan established or maintained by Crane Holdings, Co. or any member of the Crane NXT Group.

(b) Each Crane Holdings, Co. Employee, shall be treated as terminating employment with Crane Company and the Crane Company Group as of the Effective Time for purposes of the Crane Company U.S. Pension Plan; provided, however, that Crane Company or its duly authorized delegate shall amend the Crane Company U.S. Pension Plan prior to the Effective Time as necessary to ensure that (i) each Crane Holdings, Co. Employee is 100% vested in their accrued benefits under the Crane Company U.S. Pension Plan as of the Effective Time; and (ii) until the Effective Time, Crane Holdings, Co. Employees shall be given credit for service with the Crane Company Group for purposes of eligibility for retirement.

Section 5.3. Non-U.S. Pension Plans.

(a) Crane Company Non-U.S. Pension Plans. Participation in, and the allocation of liabilities under, the Crane Company Pension Plans other than the Crane Company U.S. Pension Plan (the “Crane Company Non-U.S. Pension Plans”) generally will be handled in accordance with the general principles described in Article IV. However, and notwithstanding anything in this Section or the Agreement to the contrary, the Parties will cooperate to ensure that participation in, the allocation of liabilities under, and any division of the Crane Company Non-U.S. Pension Plans required in connection with the Distribution are in accordance with all applicable Laws.

(b) Crane Holdings, Co. Pension Plans. Participation in, and the allocation of liabilities under, the Crane Holdings, Co. Pension Plans generally will be handled in accordance with the general principles described in Article IV. However, and notwithstanding anything in this Section or the Agreement to the contrary, the Parties will cooperate to ensure that participation in, the allocation of liabilities under, and any division of the Crane Holdings, Co. Pension Plans required in connection with the Distribution are in accordance with all applicable Laws.

(c) Conformity with Non-U.S. Laws. Notwithstanding anything to the contrary in this Agreement, (i) to the extent any of the provisions in this Article V (or any benefit plan described herein) do not conform with applicable non-U.S. Laws, such provisions shall be modified to the extent necessary to conform with such non-U.S. Laws in such manner as is equitable and to preserve the intent hereof, as determined by the Parties in good faith, and (ii) the provisions of this Article V may be modified to the extent necessary to avoid undue cost or administrative burden arising out of the application of this Article V to plans subject to non-U.S. Laws.

Section 5.4. Non-Qualified Deferred Compensation Plans.

(a) Crane Currency SERP. Crane NXT, Co. shall retain all liabilities and obligations under the Crane Currency SERP in respect of all benefits thereunder for all participants and their respective beneficiaries. The parties shall cooperate to ensure that any rabbi trust providing informal funding for the Crane Currency SERP shall be a rabbi trust of the Crane NXT Group as of the Distribution Date.

(b) Restoration Plans. Crane Company shall retain all liabilities and obligations under the Crane Company Restoration Plan in respect of all benefits thereunder for Crane Company Employees, Former Crane Company Employees and Former Crane NXT, Co. Employees. On or prior to the Effective Time, Crane Holdings, Co. shall establish the Crane Holdings, Co. Restoration Plan. The liabilities attributable to Crane NXT, Co. Employees in the Crane Company Restoration Plan shall be assumed by a member of the Crane NXT Group, which sponsors the Crane Holdings, Co. Restoration Plan, as of the Effective Time. Each member of the Crane NXT Group shall cease to be a participating employer in the Crane Company Restoration Plan, and the Crane NXT, Co. Employees shall no longer participate in the Crane Company Restoration Plan, each as of the Effective Time, unless any such Crane Holdings, Co. Employee shall become employed by any member of the Crane Company Group after such date and such member participates in the Crane Company Restoration Plan and such employee is eligible for participation therein.

(c) Director Retirement Plan. Crane Company shall retain all liabilities and obligations under the Crane Co. Retirement Plan for Non-Employee Directors in respect of all benefits thereunder for all participants and their respective beneficiaries.

(d) Liability and Responsibility. Crane Company shall have sole responsibility for the administration of the Crane Company Restoration Plan and the payment of benefits thereunder to or on behalf of Crane Company Employees, Former Crane Company Employees, and Former Crane NXT, Co. Employees, and no member of the Crane NXT Group shall have any liability or responsibility therefor. Crane NXT, Co. shall have sole responsibility for the administration of the Crane Currency SERP and the Crane Holdings, Co. Restoration Plan and the payment of benefits thereunder to or on behalf of Crane NXT, Co. Employees, and no member of the Crane Company Group shall have any liability or responsibility therefor.

ARTICLE VI

SAVINGS PLANS

Section 6.1. U.S. Savings Plans. Prior to the Distribution Date, Crane Holdings, Co. will establish and adopt a qualified employee cash or deferred arrangement under Code Section 401(k) (the “Crane NXT, Co. U.S. Savings Plan”) intended to be qualified under Code Section 401(a) and containing provisions that will provide, among other things, benefits for each Employee who, immediately prior to the Distribution Date, is a participant with an account balance in the Crane Company U.S. Savings Plan and employed in the P&M Technologies Business (the “Crane NXT, Co. U.S. Savings Plan Beneficiaries”) identical (except as provided in this Article VI) to those in effect under the Crane Company U.S. Savings Plan immediately prior to the Distribution Date. From and after the Distribution Date, each Crane NXT, Co. Employee who was an active participant in the Crane Company U.S. Savings Plan immediately prior to the Distribution Date shall participate in the Crane NXT, Co. U.S. Savings Plan. Crane NXT, Co. Employees shall not make or receive additional contributions under the Crane Company U.S. Savings Plan for compensation earned on and after the Distribution Date, unless any such Crane NXT, Co. Employee shall become employed by any member of the Crane Company Group after such date and such member participates in the Crane Company U.S. Savings Plan in accordance with the terms and provisions of the Crane Company U.S. Savings Plan. A Crane Company Employee, Former Crane Company Employee or Former Crane NXT, Co. Employee shall not make or receive contributions under the Crane NXT, Co. U.S. Savings Plan unless any such Crane Company Employee, Former Crane Company Employee or Former Crane NXT, Co. Employee shall become employed by any member of the Crane NXT Group after the Distribution Date and such member participates in the Crane NXT, Co. U.S. Savings Plan in accordance with the terms and provisions of the Crane NXT, Co. U.S. Savings Plan. In the event a participant (or the alternate payee or beneficiary of a participant) has a remaining account balance in the Crane Company U.S. Savings Plan immediately prior to the Distribution Date and it cannot be determined whether such participant (or the alternate payee or beneficiary of such participant) is a Former Crane Company Employee or a Former Crane NXT, Co. Employee, such participant (or the alternate payee or beneficiary of such participant) shall be deemed to be a Former Crane Company Employee for purposes of this Article VI.

Section 6.2. Treatment of Crane NXT, Co. Common Stock and Crane Company Common Stock.

(a) Crane NXT, Co. U.S. Savings Plan. The Crane NXT, Co. U.S. Savings Plan will provide as of the Distribution Date: (i) for the establishment of a Crane NXT, Co. Common Stock fund and a Crane Company Common Stock fund; (ii) that the Crane NXT, Co. Common Stock fund shall receive and hold all shares of Crane NXT, Co. Common Stock to be distributed in the Distribution on behalf of Crane NXT, Co. U.S. Savings Plan Beneficiaries; (iii) that the Crane Company Common Stock fund shall receive and hold all shares of Crane Company Common Stock to be distributed in the Distribution on behalf of Crane NXT, Co. U.S. Savings Plan Beneficiaries; (iv) that, following the Distribution Date, contributions made by or on behalf of Crane NXT, Co. U.S. Savings Plan Beneficiaries may be allocated to the Crane NXT, Co. Common Stock fund; (v) that the Crane NXT, Co. U.S. Savings Plan Beneficiaries will be prohibited from increasing their holdings in the Crane Company Common Stock fund; (vi) that the Crane NXT, Co. U.S. Savings Plan Beneficiaries may elect to liquidate their holdings in the Crane Company Common Stock fund and invest those monies in any other investment fund offered under the Crane NXT, Co. U.S. Savings Plan; and (vii) that Crane NXT, Co. or its duly authorized delegate may elect to liquidate the Crane Company Common Stock fund after the Effective Time.

(b) Crane Company U.S. Savings Plan. The Crane Company U.S. Savings Plan will provide as of the Distribution Date: (i) for the establishment of a Crane Company Common Stock fund and a Crane NXT, Co. Common Stock fund; (ii) that the Crane Company Common Stock fund shall receive and hold all shares of Crane Company Common Stock to be distributed in the Distribution on behalf of each participant with an account balance in the Crane Company U.S. Savings Plan immediately prior to the Effective Time who is not a Crane NXT, Co. U.S. Savings Plan Beneficiary (and each beneficiary and alternate payee of such person) (the “Crane Company U.S. Savings Plan Beneficiaries”); (iii) that the Crane NXT, Co. Common Stock fund shall receive and hold all shares of Crane NXT, Co. Common Stock to be distributed in the Distribution on behalf of Crane Company U.S. Savings Plan Beneficiaries; (iv) that, following the Distribution Date, contributions made by or on behalf of Crane Company U.S. Savings Plan Beneficiaries may be allocated to the Crane Company Common Stock fund; (v) that the Crane Company U.S. Savings Plan Beneficiaries will be prohibited from increasing their holdings in the Crane NXT, Co. Common Stock fund; (vi) that the Crane Company U.S. Savings Plan Beneficiaries may elect to liquidate their holdings in the Crane NXT, Co. Common Stock fund and invest those monies in any other investment fund offered under the Crane Company U.S. Savings Plan; and (vii) that Crane Company or its duly authorized delegate may elect to liquidate the Crane NXT, Co. Common Stock fund after the Effective Time.

Section 6.3. U.S. Transfer of Accounts. As of the effective date of the Crane NXT, Co. U.S. Savings Plan, or as soon as administratively practicable thereafter, Crane Company will cause to be transferred from the trust under the Crane Company U.S. Savings Plan to the trust under the Crane NXT, Co. U.S. Savings Plan the aggregate amount that was credited to the accounts of the Crane NXT, Co. U.S. Savings Plan Beneficiaries as of such date. The transfer shall, to the extent reasonably possible, be an in-kind transfer, subject to the reasonable consent of the trustee of the Crane NXT, Co. U.S. Savings Plan trust and shall include the transfer of the aggregate assets held in the accounts relating to each Crane NXT, Co. U.S. Savings Plan Beneficiary under the Crane Company U.S. Savings Plan and any participant loan notes held under such plans. Crane Company shall cause the Crane Company U.S. Savings Plan to allocate to the Crane NXT, Co. U.S. Savings Plan a proportionate share of any forfeiture account under the Crane Company U.S. Savings Plan.

Section 6.4. Non-U.S. Savings Plans.

(a) Crane Company Non-U.S. Savings Plans. Participation in, and the allocation of liabilities under, the Crane Company Savings Plans other than the Crane Company U.S. Savings Plan (the “Crane Company Non-U.S. Savings Plans”) generally will be handled in accordance with the general principles described in Article IV. However, and notwithstanding anything in this Section or the Agreement to the contrary, the Parties will cooperate to ensure that participation in, the allocation of liabilities under, and any division of the Crane Company Non-U.S. Savings Plans required in connection with the Distribution are in accordance with all applicable Laws.

(b) Crane Holdings, Co. Savings Plans. Participation in, and the allocation of liabilities under, the Crane Holdings, Co. Savings Plans generally will be handled in accordance with the general principles described in Article IV. However, and notwithstanding anything in this Section or the Agreement to the contrary, the Parties will cooperate to ensure that participation in, the allocation of liabilities under, and any division of the Crane Holdings, Co. Savings Plans required in connection with the Distribution are in accordance with all applicable Laws.

(c) Conformity with Non-U.S. Laws. Notwithstanding anything to the contrary in this Agreement, (i) to the extent any of the provisions in this Article VI (or any benefit plan described herein) do not conform with applicable non-U.S. Laws, such provisions shall be modified to the extent necessary to conform with such non-U.S. Laws in such manner as is equitable and to preserve the intent hereof, as determined by the Parties in good faith, and (ii) the provisions of this Article VI may be modified to the extent necessary to avoid undue cost or administrative burden arising out of the application of this Article V to plans subject to non-U.S. Laws.

ARTICLE VII

WELFARE PLANS

Section 7.1. Establishment of Crane NXT, Co. Welfare Plans.

(a) Prior to the Distribution Date, Crane Holdings, Co. will establish and adopt new welfare plans containing provisions that will provide, among other things, benefits for Employees who, immediately prior to the Distribution Date, are participants in the Crane Company Welfare Plans and employed in the P&M Technologies Business (and their eligible spouses and dependents as the case may be) (collectively, the “Crane NXT, Co. Welfare Plan Participants”), substantially similar (except as provided in this Article VII) to those in effect under the Crane Company Welfare Plans for such Crane NXT, Co. Welfare Plan Participants immediately prior to the Distribution Date. From and after the Distribution Date, each Crane NXT, Co. Employee who was an active participant in the Crane Company Welfare Plans prior to the Distribution Date will participate in the Crane NXT, Co. Welfare Plans on an uninterrupted basis in accordance with, and subject to, the provisions of the Crane NXT, Co. Welfare Plans. Except as provided below, as of the Distribution Date, liabilities relating to the Crane NXT, Co. Welfare Plan Participants shall be spun off from each Crane Company Welfare Plan and allocated to the corresponding new Crane NXT, Co. Welfare Plan.

(b) The Crane NXT, Co. Welfare Plan Participants will cease to be eligible for coverage under the Crane Company Welfare Plans at 11:59 p.m. on the day before the Distribution Date. Crane NXT, Co. Welfare Plan Participants shall not participate in any Crane Company Welfare Plans on and after the Distribution Date, unless they shall become employed on or after the Distribution Date by any member of the Crane Company Group that participates in such plans and meet the terms and conditions of participation thereunder. Crane Company Employees, Former Crane Company Employees and Former Crane NXT, Co. Employees shall not participate in any Crane NXT, Co. Welfare Plans, unless they shall become employed on and after the Distribution Date by any member of the Crane NXT Group that participates in such plans and meet the terms and conditions of participation thereunder.

(c) Notwithstanding anything in this Section to the contrary, long-term care coverage shall not be available to Crane NXT, Co. Welfare Plan Participants under the Crane NXT, Co. Welfare Plans.

Section 7.2. Transitional Matters Under Crane Company Welfare Plans.

(a) Treatment of Claims Incurred.

(i) Self-Insured Benefits. Except as provided in Section 7.2(a)(iii) below, Crane Company has assumed and is responsible for the funding of payment for any unpaid covered claim and eligible expense incurred by any Crane NXT, Co. Welfare Plan Participant prior to the Distribution Date under a Crane Company Welfare Plan that is not described in Section 7.2(a)(ii) below, to the extent such Crane NXT, Co. Welfare Plan Participant had coverage under such Crane Company Welfare Plan on the date such claim or expense was incurred. No member of the Crane NXT Group shall be responsible for any liability with respect to any such claims or expenses.

(ii) Insured Benefits. Except as provided in Section 7.2(a)(iii) below with respect to benefits that, prior to the Distribution Date, were provided for under the Crane Company Welfare Plans through the purchase of insurance, Crane Company shall cause the Crane Company Welfare Plans to fully perform, pay and discharge all claims of Crane NXT, Co. Welfare Plan Participants that were incurred prior to the Distribution Date.

(iii) Disability Benefits. Notwithstanding anything in Section 7.2(a)(i) or Section 7.2(a)(ii) of this Agreement to the contrary, (A) Crane NXT, Co. shall assume and is responsible for the funding of payment for any unpaid covered claim and eligible expense incurred by any Crane NXT, Co. Welfare Plan Participant prior to the Distribution Date under a Crane Company Welfare Plan providing short-term disability benefits, to the extent such Crane NXT, Co. Welfare Plan Participant had coverage under such Crane Company Welfare Plan on the date such claim or expense is incurred and (B) with respect to long-term disability benefits that, prior to the Distribution Date, were provided for under the Crane Company Welfare Plans through the purchase of insurance, Crane Company and Crane NXT, Co. will cooperate and use their commercially reasonable efforts to determine whether the insurer providing long-term disability benefits under the Crane Company Welfare Plans or the insurer providing long-term disability benefits under the Crane NXT, Co. Welfare Plans will fully perform, pay and discharge all claims of Crane NXT, Co. Welfare Plan Participants that were incurred prior to the Distribution Date.

(iv) Claims Incurred. For purposes of this Section 7.2(a), a claim or liability is deemed to be incurred (A) with respect to medical, dental, vision and/or prescription drug benefits, upon the rendering of health services giving rise to such claim or liability; (B) with respect to life insurance, accidental death and dismemberment and business travel accident insurance, upon the occurrence of the event giving rise to such claim or liability; (C) with respect to short and long-term disability benefits, upon the date of an individual’s disability, as determined by the claim administrator or disability benefit insurance carrier, giving rise to such claim or liability; and (D) with respect to a period of continuous hospitalization, upon the date of admission to the hospital, unless otherwise provided under the terms of the applicable Crane Company Welfare Plan.

(b) Credit for Deductibles and Other Limits. With respect to each Crane NXT, Co. Welfare Plan Participant, the Crane NXT, Co. Welfare Plans will give credit in plan year 2023 for any amount paid, number of services obtained or visits provided under the comparable Crane Company Welfare Plan by such Crane NXT, Co. Welfare Plan Participant in plan year 2023 toward deductibles, out-of-pocket maximums, limits on number of services or visits, or other similar limitations to the extent such amounts are taken into account under the comparable Crane Company Welfare Plan. For purposes of any lifetime maximum benefit limit payable to a Crane NXT, Co. Welfare Plan Participant under any Crane NXT, Co. Welfare Plan, the Crane NXT, Co. Welfare Plans will recognize any expenses paid or reimbursed by a Crane Company Welfare Plan with respect to such participant prior to the Distribution Date to the same extent such expense payments or reimbursements would be recognized in respect of an active plan participant under that Crane Company Welfare Plan.

(c) COBRA. As of the Distribution Date, Crane Company has assumed and will satisfy all requirements under COBRA with respect to all Crane Company Employees, Former Crane Company Employees, Crane NXT, Co. Employees and Former Crane NXT, Co. Employees, and their qualified beneficiaries, who experienced a COBRA qualifying event prior to the Distribution Date, including for individuals who are already receiving COBRA continuation coverage as of such date. After the Distribution Date, Crane NXT, Co. will satisfy all requirements under COBRA with respect to all Crane NXT, Co. Employees who experience a COBRA qualifying event on or after the Distribution Date, and their qualified beneficiaries.

(d) Retiree Medical and Life Insurance Benefits. On and after the Distribution Date, Crane Company shall provide retiree medical and life insurance benefits under the Crane Company Welfare Plans to the Legacy Crane Retiree Medical and Life Insurance Participants, and Crane NXT, Co. shall provide retiree medical benefits under the Crane NXT, Co. Welfare Plans to the Legacy Currency Retiree Medical Participants. As of the Effective Time, (i) one or more members of the Crane Company Group (as designated by Crane Company) shall continue to be responsible for or assume all retiree medical and life insurance liabilities for the Legacy Crane Retiree Medical and Life Insurance Participants; (ii) any assets relating to such retiree medical and life insurance benefits for Legacy Crane Retiree Medical and Life Insurance Participants shall be transferred to or continue to be held by one or more members of the Crane Company Group (as designated by Crane Company); (iii) one or more members of the Crane NXT Group (as designated by Crane Holdings, Co.) shall continue to be responsible for or assume all retiree medical liabilities for the Legacy Currency Retiree Medical Participants; and (iv) any assets relating to such retiree medical benefits for Legacy Currency Retiree Medical Participants shall be transferred to or continue to be held by one or more members of the Crane NXT Group (as designated by Crane Holdings, Co.).

Section 7.3. Continuity of Benefits, Benefit Elections and Beneficiary Designations.

(a) Benefit Elections and Designations. As of the Effective Time, the Crane NXT, Co. Welfare Plans shall recognize and give effect to all elections and designations (including all coverage and contribution elections and beneficiary designations) made by each Crane NXT, Co. Welfare Plan Participant under, or with respect to, the corresponding Crane Company Welfare Plan for plan year 2023.

(b) Additional Details Regarding Flexible Spending Accounts. For any Crane NXT, Co. Welfare Plan Participant who has an election to contribute to, and/or a balance under, a health care flexible spending account and/or dependent care flexible spending account under the Crane Company Welfare Plans (each a “Crane Company FSA”) immediately prior to the Distribution Date, such election to contribute to, and/or balance under, as applicable, the Crane Company FSA shall automatically be transferred to the corresponding health care flexible spending account and/or dependent care flexible spending account under the Crane NXT, Co. Welfare Plan (each, a “Crane NXT, Co. FSA”) as of the Effective Time. It is the

intention of the Parties that Crane NXT, Co. Welfare Plan Participants’ balances under the applicable Crane Company FSA shall automatically transfer to the corresponding Crane NXT, Co. FSA regardless of whether such balances are negative or positive (i.e., regardless of whether such Crane NXT, Co. Welfare Plan Participants’ Crane Company FSAs are in a deficit or surplus), and that such Crane NXT, Co. Welfare Plan Participants’ payroll deductions to the applicable Crane Company FSA immediately prior to the Distribution Date shall automatically continue under the corresponding Crane NXT, Co. FSA after the Effective Time. Crane Company has assumed and is responsible for the funding of payment for any unpaid covered claim and eligible expense incurred by a Crane NXT, Co. Welfare Plan Participant under a Crane Company FSA on or before the Distribution Date, regardless of when such claim is submitted for reimbursement, and Crane NXT, Co. has assumed and is responsible for the funding of payment for any unpaid covered claim and eligible expense incurred by a Crane NXT, Co. Welfare Plan Participant under a Crane NXT, Co. FSA after the Distribution Date.

(c) Employer Non-elective Contributions. As of the Effective Time, any Crane NXT, Co. Welfare Plan that constitutes a cafeteria plan under Section 125 of the Code shall recognize and give effect to all non-elective employer contributions payable and paid toward coverage of a Crane NXT, Co. Welfare Plan Participant under the corresponding Crane Company Welfare Plan that is a cafeteria plan under Section 125 of the Code for the applicable cafeteria plan year.

Section 7.4. Insurance Contracts. To the extent any Crane Company Welfare Plan is funded through the purchase of an insurance contract or is subject to any stop loss contract, Crane Company and Crane Holdings, Co. will cooperate and use their commercially reasonable efforts to replicate such insurance contracts for Crane NXT, Co. (except to the extent changes are required under applicable state insurance Laws) and to maintain any pricing discounts or other preferential terms for both Crane NXT, Co. and Crane Company for a reasonable term. Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party. Each Party shall be responsible for any additional premiums, charges or administrative fees that such Party may incur pursuant to this Section 7.4.

Section 7.5. Third-Party Vendors. Except as provided below, to the extent any Crane Company Welfare Plan is administered by a third-party vendor, Crane Company and Crane Holdings, Co. will cooperate and use their commercially reasonable efforts to replicate any contract with such third-party vendor for Crane NXT, Co. and to maintain any pricing discounts or other preferential terms for both Crane NXT, Co. and Crane Company for a reasonable term. Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party. Each Party shall be responsible for any additional premiums, charges or administrative fees that such Party may incur pursuant to this Section 7.5.

Section 7.6. Claims Experience. Notwithstanding the foregoing, Crane Holdings, Co. and Crane Company shall use commercially reasonable efforts to ensure that any claims experienced under the Crane Company Welfare Plans attributable to Crane NXT, Co. Welfare Plan Participants shall be available to the Crane NXT, Co. Welfare Plans, as permitted by any applicable privacy protection Laws or regulations or Privacy Contracts.

Section 7.7. Allocation of Demutualization Proceeds. To the extent demutualization or similar proceeds were paid or credited to the Crane Company Group or a Crane Company Welfare Plan prior to the Effective Time with respect to an insurance contract that funded a Crane Company Welfare Plan covering Crane NXT, Co. Welfare Plan Participants and such proceeds remain unallocated as of the Effective Time, Crane Company shall transfer to Crane NXT, Co. as soon as practicable following the Effective Time a pro rata portion of such proceeds, according to the proportion of the total number of Crane NXT, Co. Employees and Former Crane NXT, Co. Employees participating in such plan as of the day before the Distribution Date to the total number of employees participating in such plan as of the day before the Distribution Date.

ARTICLE VIII

BENEFIT ARRANGEMENTS

Section 8.1. Benefit Arrangements. Except as otherwise provided under this Agreement, as of the Effective Time, Crane NXT, Co. Employees and Former Crane NXT, Co. Employees are no longer eligible to participate in any Crane Company Benefit Arrangement, and Crane Company Employees and Former Crane Company Employees are no longer eligible to participate in any Crane Holdings, Co. Benefit Arrangement.

ARTICLE IX

WORKERS’ COMPENSATION AND UNEMPLOYMENT COMPENSATION

Section 9.1. General Principles. Subject to Section 9.2, as of the Effective Time, (a) Crane Company shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all claims and liabilities relating to workers’ compensation and unemployment compensation benefits for all Crane Company Employees and Former Crane Company Employees and (b) Crane NXT, Co. shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all claims and liabilities relating to workers’ compensation and unemployment compensation benefits for all Crane NXT, Co. Employees and Former Crane NXT, Co. Employees.

Section 9.2. Crossover Claims. Section 9.1 shall not apply to a workers’ compensation claim of a Crane Company Employee, Former Crane Company Employee, Crane NXT, Co. Employee or Former Crane NXT, Co. Employee attributable to or arising in connection with work or services by such employee or former employee prior to the Effective Time and which (a) arises in connection with (i) both (x) work or services performed for the P&M Technologies Business and (y) work or services performed for the Other Businesses or (ii) work or services performed for both the P&M Technologies Business and the Other Businesses, (b) arises in connection with work or services performed by a Crane Company Employee or Former Crane Company Employee on behalf of a member of the Crane NXT Group in the normal course of such employee’s duties, or (c) arises in connection with work or services performed by a Crane NXT, Co. Employee or Former Crane NXT, Co. Employee on behalf of a member of the Crane Company Group in the normal course of such employee’s duties (any such claim in (a), (b) or (c), a “Crossover Claim”). With respect to any Crossover Claim, as of the Effective Time, (i) Crane Company shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all Crossover Claims for which the last injurious exposure occurred at a location owned or operated by a member of the Crane Company Group, and (ii) Crane NXT, Co. shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all Crossover Claims for which the last injurious exposure occurred at a location owned or operated by a member of the Crane NXT Group. In the event that ownership or operation of such a location is not known with respect to a Crossover Claim, responsibility for the claim will be allocated to Crane Company if the employee was employed by a member of the Crane Company Group at the time of last injurious exposure and to Crane NXT, Co. if the employee was employed by a member of the Crane NXT Group at the time of last injurious exposure.

Section 9.3. Additional Details. Crane Company and Crane Holdings, Co. shall use commercially reasonable efforts to provide that workers’ compensation and unemployment insurance costs are not adversely affected for either of them by reason of the Distribution. For the avoidance of doubt, the obligations for a workers’ compensation claim will be allocated between the Parties in accordance with Section 9.1 or Section 9.2, as applicable, even if the claim is registered or becomes registered by the state workers’ compensation authority in the name of a Party (or the Affiliate of a Party) other than the Party to which the claim is allocated in accordance with Section 9.1 or Section 9.2, as applicable. The Party to which a workers’ compensation claim is allocated pursuant to Section 9.1 and Section 9.2 shall be responsible for all related costs and expenses, including compensation payments, medical payments, Disabled Workers’ Relief Fund payments, self-insured assessments, legal fees and expenses, administration costs and expenses, and violations of specific safety requirement assessments/fines.

ARTICLE X

INDIVIDUAL AGREEMENTS, SEVERANCE AND OTHER MATTERS

Section 10.1. Individual Agreements.

(a) Crane Company Obligations. Prior to the Effective Time, Crane Holdings, Co. will assign to Crane Company all of Crane Holdings, Co.’s rights and obligations arising under the change in control, severance, employment, indemnification agreements and/or other individual agreements which are applicable to Crane Company Employees and Crane Company Non-Employee Directors, as listed on Schedule 10.1(a) (each a “Crane Company Individual Agreement”). Crane Company agrees to honor the terms and conditions of those agreements as a successor to Crane Holdings, Co. under the terms of such agreements. Except for Crane Company’s assumption of the Crane Company Individual Agreements, as described above, the terms of the Crane Company Individual Agreements shall in all other respects be unaffected.

(b) Crane NXT, Co. Obligations. Crane NXT, Co. shall continue to be responsible for and remain obligated under the change in control, severance, employment, indemnification agreements, and/or other individual agreements which are applicable to Crane NXT, Co. Employees and Crane NXT, Co. Non-Employee Directors, as listed on Schedule 10.1(b) (each a “Crane NXT, Co. Individual Agreement”) and agrees to honor the terms and conditions of those agreements.

(c) Additional Obligations. Crane Company and Crane NXT, Co. shall each be solely responsible for any other change in control, severance employment, indemnification agreements, and/or other individual agreements entered into by any member of the Crane Company Group or any member of the Crane NXT Group, respectively, and that are not otherwise allocated by this Agreement to a member of either the Crane NXT Group or the Crane Company Group.

(d) Effect on Equity Awards. Notwithstanding any provision of this Article X, and except as otherwise provided in Article III, Crane NXT, Co. shall remain responsible for administering and settling the Crane NXT, Co. Equity Compensation Awards, and Crane Company shall remain responsible for administering and settling the Crane Company Equity Compensation Awards. Any provision in a Crane NXT, Co. Individual Agreement or Crane Company Individual Agreement, which provides for the accelerated vesting of equity awards shall apply in accordance with its terms to Crane NXT, Co. Equity Compensation Awards and Crane Company Equity Compensation Awards on and after the Effective Time. To the extent any provision in this Agreement conflicts with the terms of any Crane NXT, Co. Individual Agreement or Crane Company Individual Agreement, then the terms of the Crane NXT, Co. Individual Agreement or Crane Company Individual Agreement shall control.

Section 10.2. Severance.

(a) Except as otherwise provided in this Agreement, on and after the Effective Time, (i) the Crane NXT Group shall assume and retain any and all liabilities and obligations under any Crane NXT, Co. severance plan or policy or termination with respect to Crane NXT, Co. Employees or Former Crane NXT, Co. Employees, regardless of whether the event giving rise to the liability occurred before, at or after the Effective Time, and (ii) the Crane Company Group shall assume and retain any and all liabilities and obligations under any Crane Company severance plan or policy or termination agreement with respect to Crane Company Employees or Former Crane Company Employees, regardless of whether the event giving rise to the liability or occurred before, at or after the Effective Time.

(b) Except as otherwise provided in this Agreement, effective on and after the Effective Time, Crane NXT, Co. shall assume and shall be responsible for administering all payments and benefits to a Former Crane NXT, Co. Employee under any applicable severance policy or termination agreement that covered such individual (provided that the employment termination was for an eligible reason under such policy or in accordance with such agreement), and Crane Company shall assume and shall be responsible for administering all payments and benefits to a Former Crane Company Employee under any applicable severance policy or termination agreement that covered such individual (provided that the employment termination was for an eligible reason under such policy or in accordance with such agreement).

Section 10.3. Accrued Time Off. Crane NXT, Co. shall recognize and assume all liability for all vacation, holiday, sick leave, flex days, personal days and paid time off with respect to Crane NXT, Co. Employees, and Crane NXT, Co. shall credit each Crane NXT, Co. Employee with such accrual as of the Effective Time.

Section 10.4. Leaves of Absence. Crane NXT, Co. will continue to apply the appropriate leave of absence policies applicable to inactive Crane NXT, Co. Employees who are on an approved leave of absence as of the Effective Time. Leaves of absence taken by Crane NXT, Co. Employees prior to the Effective Time shall be deemed to have been taken as employees of a member of the Crane NXT Group.

Section 10.5. Collective Bargaining Agreements. The Crane NXT Group shall have no further liability for all collective bargaining agreements, collective agreements, multiemployer plans, pension and welfare plans and arrangements and trade union or works council agreements entered into with any member of the Crane NXT Group, in each case with respect to any union, works council or other body representing only Crane Company Employees and/or Former Crane Company Employees, and the Crane Company Group shall have no further liability for all collective bargaining agreements, collective agreements, multiemployer plans, pension and welfare plans and arrangements and trade union or works council agreements entered into with any member of the Crane Company Group, in each case with respect to any union, works council or other body representing only Crane NXT, Co. Employees and/or Former Crane NXT, Co. Employees.

Section 10.6. Director Cash Fees. Crane NXT, Co. shall retain responsibility for the payment of any cash fees payable in respect of service on the Crane Holdings, Co. Board before the Effective Time that are payable but not yet paid as of the Effective Time, and Crane Company shall not have any responsibility for any such payments.

Section 10.7. Restrictive Covenants in Employment and Other Agreements.

(a) To the fullest extent permitted by the agreements described in this Section 10.7(a) and applicable Law, as of the Effective Time, Crane Company hereby assigns, or shall cause a member of the Crane Company Group to assign, to Crane NXT, Co. or a member of the Crane NXT Group, as designated by Crane NXT, Co., all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the Crane Company Group and a Crane NXT, Co. Employee or Former Crane NXT, Co. Employee. To the extent that assignment of such agreements is not permitted, as of the Effective Time, each member of the Crane NXT Group shall be considered to be a successor to each member of the Crane Company Group for purposes of, and a third-party beneficiary with respect to, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the Crane Company Group and a Crane NXT, Co. Employee or Former Crane NXT, Co. Employee whom Crane NXT, Co. reasonably determines have substantial knowledge of the business activities of the Crane NXT Group, such that each member of the Crane NXT Group shall enjoy all the rights and benefits under such agreements (including rights and benefits as a third-party beneficiary), with respect to the business operations of the Crane NXT Group; provided, however, that in no event shall Crane Company be permitted to enforce such restrictive covenant agreements against Crane NXT, Co. Employees or Former Crane NXT, Co. Employees for action taken in their capacity as employees of a member of the Crane NXT Group.

(b) To the fullest extent permitted by the agreements described in this Section 10.7(b) and applicable Law, as of the Effective Time, Crane NXT, Co. hereby assigns, or shall cause a member of the Crane NXT Group to assign, to Crane Company or a member of the Crane Company Group, as designated by Crane Company, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the Crane NXT Group and a Crane Company Employee or Former Crane Company Employee. To the extent that assignment of such agreements is not permitted, as of the Effective Time, each member of the Crane Company Group shall be considered to be a successor to each member of the Crane NXT Group for purposes of, and a third-party beneficiary with respect to, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the Crane NXT Group and a Crane Company Employee or Former Crane Company Employee whom Crane Company reasonably determines have substantial knowledge of the business activities of the Crane Company Group, such that Crane Company and each member of the Crane Company Group shall enjoy all the rights and benefits under such agreements (including rights and benefits as a third-party beneficiary), with respect to the business operations of the Crane Company Group; provided, however, that in no event shall Crane NXT, Co. be permitted to enforce such restrictive covenant agreements against Crane Company Employees or Former Crane Company Employees for action taken in their capacity as employees of a member of the Crane Company Group.

Section 10.8. Non-Solicitation.

(a) During the twenty-four (24) month period commencing on the Distribution Date, Crane NXT, Co. will not, directly or indirectly, on its own behalf or in conjunction with any person or legal entity, recruit, solicit, or induce, or attempt to recruit, solicit or induce, any employee of the Crane Company Group to terminate their employment relationship with the Crane Company Group. The foregoing restriction does not include the placement of general advertisements for employment with the Crane NXT Group in the same types of print or electronic publications used by the Crane NXT Group to advertise for employment prior to the Distribution Date and consistent with the Crane NXT Group practice prior to the Distribution Date. Crane NXT, Co. will advise any third parties recruiting on Crane NXT, Co.’s behalf of the obligation set forth in this Section 10.8 and will direct those third parties to comply with that obligation.

(b) During the twenty-four (24) month period commencing on the Distribution Date, Crane Company will not, directly or indirectly, on its own behalf or in conjunction with any person or legal entity, recruit, solicit, or induce, or attempt to recruit, solicit or induce, any employee of the Crane NXT Group to terminate their employment relationship with the Crane NXT Group. The foregoing restriction does not include the placement of general advertisements for employment with the Crane Company Group in the same types of print or electronic publications used by the Crane Company Group to advertise for employment prior to the Distribution Date and consistent with Crane Company Group practice prior to the Distribution Date. Crane Company will advise any third parties recruiting on Crane Company’s behalf of the obligation set forth in this Section 10.8 and will direct those third parties to comply with that obligation.

ARTICLE XI

GENERAL PROVISIONS

Section 11.1. Preservation of Rights to Amend. The rights of each member of the Crane NXT Group and each member of the Crane Company Group to amend, waive, or terminate any plan, arrangement, agreement, program, or policy referred to herein shall not be limited in any way by this Agreement.

Section 11.2. Confidentiality. Each Party agrees that any information conveyed or otherwise received by or on behalf of a Party in conjunction herewith that is not otherwise public through no fault of such Party is confidential and is subject to the terms of the confidentiality provisions set forth in the Separation Agreement.

Section 11.3. Administrative Complaints/Litigation.

(a) Except as otherwise provided in this Agreement, on and after the Effective Time, Crane Company shall assume, and be solely liable for, the handling, administration, investigation and defense of actions, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims asserted at any time against Crane NXT, Co. or any member of the Crane NXT Group by any Crane Company Employee or Former Crane Company Employee (including any dependent or beneficiary of any such Employee) or any other person, to the extent such actions or claims arise out of or relate to employment or the provision of services (whether as an employee, contractor, consultant or otherwise) to or with respect to the business activities of any member of the Crane Company Group, whether or not such employment or services were performed before or after the Distribution.

(b) Except as otherwise provided in this Agreement, on and after the Effective Time, Crane NXT, Co. shall assume, and be solely liable for, the handling, administration, investigation and defense of actions, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims asserted at any time against Crane Company or any member of the Crane Company Group by any Crane NXT, Co. Employee or Former Crane NXT, Co. Employee (including any dependent or beneficiary of any such Employee) or any other person, to the extent such actions or claims arise out of or relate to employment or the provision of services (whether as an employee, contractor, consultant or otherwise) to or with respect to the business activities of any member of the Crane NXT Group, whether or not such employment or services were performed before or after the Distribution.

(c) To the extent that any legal action relates to a putative or certified class of plaintiffs, which includes both Crane NXT, Co. Employees (or Former Crane NXT, Co. Employees) and Crane Company Employees (or Former Crane Company Employees) and such action involves employment or benefit plan related claims, reasonable costs and expenses incurred by the Parties in responding to such legal action shall be allocated among the Parties equitably in proportion to a reasonable assessment of the relative proportion of Employees included in or represented by the putative or certified plaintiff class. The procedures contained in the indemnification and related litigation cooperation provisions of the Separation Agreement shall apply with respect to each Party’s indemnification obligations under this Section 11.3.

Section 11.4. Reimbursement and Indemnification. Crane NXT, Co. and Crane Company hereto agree to reimburse the other Party, within sixty (60) days of receipt from the other Party of reasonable verification, for all costs and expenses which the other Party may incur on its behalf as a result of any of the respective Crane NXT, Co. and Crane Company Welfare Plans, Pension Plans, Savings Plans and Benefit Arrangements and, as contemplated by Section 10.2, any termination or severance payments or benefits. All liabilities retained, assumed or indemnified against by Crane Company pursuant to this Agreement, and all liabilities retained, assumed or indemnified against by Crane NXT, Co. pursuant to this Agreement, shall in each case be subject to the indemnification provisions of the Separation Agreement. Notwithstanding anything to the contrary, (i) no provision of this Agreement shall require any member of the Crane Company Group to pay or reimburse to any member of the Crane NXT Group any benefit-related cost item that a member of the Crane Company Group has previously paid or reimbursed to any member of the Crane NXT Group; and (ii) no provision of this Agreement shall require any member of the Crane NXT Group to pay or reimburse to any member of the Crane Company Group any benefit-related cost item that a member of the Crane NXT Group has previously paid or reimbursed to any member of the Crane Company Group.

Section 11.5. Costs of Compliance with Agreement. Except as otherwise provided in this Agreement or any other Ancillary Agreement, each Party shall pay its own expenses in fulfilling its obligations under this Agreement.

Section 11.6. Fiduciary Matters. Crane NXT, Co. and Crane Company each acknowledge that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable Law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard. Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any liabilities caused by the failure to satisfy any such responsibility.

Section 11.7. Entire Agreement. This Agreement, together with the documents referenced herein (including the Separation Agreement, the Ancillary Agreements and the plans and agreements referenced herein), constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. To the extent any provision of this Agreement conflicts with the provisions of the Separation Agreement, the provisions of this Agreement shall be deemed to control with respect to the subject matter hereof.

Section 11.8. Binding Effect; No Third-Party Beneficiaries; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as otherwise expressly provided in Section 10.1(a), this Agreement is solely for the benefit of the Parties and should not be deemed to confer upon any third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement. Nothing in this Agreement is intended to be deemed the adoption of or an amendment to, any employee benefit plan, or to otherwise limit the applicable plan sponsor’s right to amend or terminate any employee benefit plan pursuant to the terms of such plan. Except as otherwise provided in Section 10.1(a), the provisions of this Agreement are solely for the benefit of the Parties, and no current or former Employee, officer, director or independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement. This Agreement may not be assigned by any Party, except with the prior written consent of the other Party.

Section 11.9. Amendment. No change or amendment may be made to this Agreement except by an instrument in writing signed on behalf of both of the Parties.

Section 11.10. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement contained herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 11.11. Notices. Unless otherwise expressly provided herein, all notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt unless the day of receipt is not a Business Day, in which case it shall be deemed to have been duly given or made on the next Business Day) by delivery in person, by overnight courier service, by electronic email with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 11.11):

If to Crane Holdings, Co., prior to the Distribution, or Crane NXT, Co., after the Distribution:

Crane Holdings, Co. (prior to the Distribution) or Crane NXT, Co. (after the Distribution)

950 Winter Street – 4th Floor

Waltham, MA 02451

Attn: General Counsel

Email: paul.igoe@cranenxt.com

If to Crane Company:

Crane Company

100 First Stamford Place

Stamford, CT 06902

Attn: General Counsel

Email: adiorio@craneco.com

Section 11.12. Counterparts. This Agreement, including the Schedules hereto and the other documents referred to herein, may be executed in multiple counterparts, each of which when executed shall be deemed to be an original but all of which together shall constitute one and the same agreement.

Section 11.13. Severability. If any term or other provision of this Agreement or the Schedules attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 11.14. Governing Law. To the extent not preempted by applicable federal Law, this Agreement shall be governed by, and construed and enforced in accordance with, the substantive Laws of the State of Delaware, without regard to any conflicts of Law provisions thereof that would result in the application of the Laws of any other jurisdiction.

Section 11.15. Performance. Each of Crane Holdings, Co. and Crane Company shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any member of the Crane NXT Group and any member of the Crane Company Group, respectively. The Parties each agree to take such further actions and to execute, acknowledge and deliver, or to cause to be executed, acknowledged and delivered, all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

Section 11.16. Construction. This Agreement shall be construed as if jointly drafted by the Parties and no rule of construction or strict interpretation shall be applied against any Party.

Section 11.17. Effect if Distribution Does Not Occur. Notwithstanding anything in this Agreement to the contrary, if the Separation Agreement is terminated prior to the Distribution Date, this Agreement shall be of no further force and effect.

[Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names by a duly authorized officer as of the date first written above.

CRANE HOLDINGS, CO.

By:	/s/ Christina Cristiano
Name:	Christina Cristiano
Title:	Vice President, Controller and Chief Accounting Officer

CRANE COMPANY

By:	/s/ Richard A. Maue
Name:	Richard A. Maue
Title:	Executive Vice President, Chief Financial Officer and Principal Accounting Officer

[Signature Page to the Employee Matters Agreement]